       As filed with the Securities and Exchange Commission on February 29, 2000
                                                 File Nos. 33-95472 and 811-9082
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933 [X]

                       POST-EFFECTIVE AMENDMENT NO. 6 [X]

                                       AND

                          REGISTRATION STATEMENT UNDER
                     THE INVESTMENT COMPANY ACT OF 1940 [X]

                               AMENDMENT NO. 7 [X]

                                  M FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                                River Park Center
                             205 S.E. Spokane Street
                             Portland, Oregon 97202
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (503) 232-6960

                     (Name and Address of Agent for Service)

                                   Copies to:
Daniel F. Byrne, President      Cynthia Surprise                  Frederick R. Bellamy, Esquire
M Fund, Inc.                    Investors Bank & Trust Company    Sutherland, Asbill & Brennan LLP
River Park Center               200 Clarendon Street              1275 Pennsylvania Avenue, N.W.
205 S.E. Spokane Street         Boston, MA 02116                  Washington, D.C. 20004-2404
Portland, Oregon 97202


It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[X] on May 1, 2000 pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  M FUND, INC.

                                   PROSPECTUS

                                  MAY 1, 2000

                       BRANDES INTERNATIONAL EQUITY FUND

                            TURNER CORE GROWTH FUND

                       FRONTIER CAPITAL APPRECIATION FUND

                       CLIFTON ENHANCED U.S. EQUITY FUND

                                     [LOGO]

    As with all mutual funds, the Securities and Exchange Commission has not approved any of M Fund's shares as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS


Information About the Funds............................................................          3

Brandes International Equity Fund .....................................................          4

Turner Core Growth Fund................................................................          7

Frontier Capital Appreciation Fund.....................................................         10

Clifton Enhanced U.S. Equity Fund (formerly Enhanced U.S. Equity Fund).................         13

Investment Strategies and Risks........................................................         15

Management of the Funds................................................................         20

Investing with M Fund..................................................................         22

Distributions and Taxes................................................................         24

Financial Highlights...................................................................         24

                          INFORMATION ABOUT THE FUNDS

M FUND

    M Fund, Inc. (the Company) is a mutual fund group that currently offers shares in four funds (Funds):

    - Brandes International Equity Fund

    - Turner Core Growth Fund

    - Frontier Capital Appreciation Fund

    - Clifton Enhanced U.S. Equity Fund (formerly Enhanced U.S. Equity Fund)

    Each Fund is a separate and distinct investment portfolio. These Funds are available through the purchase of variable life insurance policies issued by certain insurance companies. Those insurance companies offer other portfolios in addition to offering the Funds. Shares of the Funds may also be sold to variable annuity policies and qualified pension and retirement plans.


    This Prospectus should be read along with the prospectus for the applicable insurance or annuity policies.

                       BRANDES INTERNATIONAL EQUITY FUND

THE FUND'S INVESTMENT GOAL

    Q. What is the Brandes International Equity Fund's investment goal?

    A. The Fund seeks long-term capital appreciation.

    As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

ITS PRINCIPAL INVESTMENT STRATEGIES

    Q. What is the Brandes International Equity Fund's principal investment strategy?

    A. The Fund invests mainly in equity securities of foreign issuers, including common stocks, preferred stocks and securities that are convertible into common stocks. The Fund focuses on stocks with capitalizations of $1 billion or more. The Fund may also invest in emerging market securities.

    The Fund's Sub-Adviser uses the Graham and Dodd "Value Investing" approach. Following this philosophy, the Sub-Adviser views stocks as parts of businesses which are for sale. The Sub-Adviser seeks to purchase a diversified group of these businesses at prices which the Sub-Adviser believes are below their true long-term value.

THE KEY RISKS

    The Brandes International Equity Fund's share price will go up and down which means you could lose money on your investment in the Fund. The Fund's investment performance could be worse than other investments:

    - If the stock market as a whole goes down.

    - Because investments in foreign securities may have more frequent and larger price changes than U.S. securities.

    - Because investments in foreign securities may lose value due to changes in currency exchange rates and other factors.

    - Because emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S.

    - Because economic or political changes may cause larger price changes in emerging market securities than other foreign securities.

    - Because the Fund may be more susceptible to economic, political or regulatory changes in any single country or industry than more highly diversified funds.

    - If the stocks in the Fund's portfolio do not grow over the long term as rapidly as expected.

    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

    You can find more information about securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies and Risks later in this Prospectus.

THE FUND'S PERFORMANCE

    The following information may give some indication of the risks of investing in the Brandes International Equity Fund. It shows changes in the performance of the Fund's shares from year to year since the Fund started.

    The Fund's past performance does not necessarily indicate how it will perform in the future.

                 BRANDES INTERNATIONAL EQUITY FUND* PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1996**        -0.63%
1997           2.26%
1998          15.37%
1999          47.86%

                                                                              CALENDAR YEAR
                                                                 -----------------------------------------
                                                                   1996       1997       1998        1999
                                                                 ---------  ---------  ---------   --------
Total Return...................................................     -0.63%      2.26%     15.37%     47.86%


* On July 1, 1998, the Fund replaced its previous Sub-Adviser, Edinburgh Fund Managers plc with Brandes Investment Partners LP.



** The Fund started on January 4, 1996.


    During the period shown in the bar chart, the highest quarterly return was 20.83% (for the quarter ended December 31, 1999) and the lowest quarterly return was -14.31% (for the quarter ended September 30, 1998).

    The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods.

    The table below shows how the Fund's average annual total returns for the periods shown compare to those of the Morgan Stanley Capital International--Europe, Australasia, Far East Index (MSCI EAFE Index). The MSCI EAFE Index is an unmanaged arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It includes the effect of reinvested dividends, net of foreign taxes withheld, and is measured in U.S. dollars. The index is calculated on a total return basis.

FOR THE PERIODS ENDED DECEMBER 31, 1999

                                                                                                                     SINCE FUND
                                                                                                                       STARTED
                                                                                         ONE YEAR     THREE YEARS      (1/4/96)
                                                                                        -----------  -------------  -------------
Brandes International Equity Fund.....................................................       47.86%       20.38%         14.78%
                                                                                             ------       ------         ------
MSCI EAFE Index.......................................................................       26.73        15.62          13.21
                                                                                             ------       ------         ------

                            TURNER CORE GROWTH FUND

THE FUND'S INVESTMENT GOAL

    Q. What is the Turner Core Growth Fund's investment goal?

    A. The Fund seeks long-term capital appreciation.

    As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

ITS PRINCIPAL INVESTMENT STRATEGIES

    Q. What is the Turner Core Growth Fund's principal investment strategy?

    A. The Fund invests mainly in common stocks of U.S. companies that show strong earnings potential and also have reasonable valuations.

    The Fund's Sub-Adviser uses a bottom-up approach to investing. A bottom-up approach involves selecting individual stocks rather than focusing on industry groups first and then selecting stocks within those groups. The Sub-Adviser's style is based on the philosophy that earnings expectations have the largest impact on a stock's price. The Sub-Adviser uses a computer ranking process to select investments and to decide when to sell securities. Examples of characteristics analyzed include:

    - growth: increasing earnings estimates and actual results

    - value: price/earnings ratio to growth rate market price to book value dividend yield

    Securities which rank in the top 35th percentile, according to factors which the Sub-Adviser sets, qualify for purchase. Those which qualify for purchase are further analyzed to determine earnings prospects and price and volume patterns before a purchase is actually made. Securities in the portfolio that fall into the 55th percentile or below may be sold in the near future.

THE KEY RISKS

    The Turner Core Growth Fund's share price will fluctuate which means you could lose money on your investment in the Fund. The Fund's investment performance could be worse than other investments:

    - If the stock market as a whole goes down.

    - If the market continually values the stocks in the Fund's portfolio lower than the Sub-Adviser believes they should be valued.

    - If the earnings of the growth-oriented companies in which the Fund invests do not grow as rapidly as expected.

    - If the computer ranking model does not accurately screen stocks as intended.

    - If the value-oriented stocks in the Fund's portfolio are not undervalued as expected.

    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

    You can find more information about securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies and Risks later in this Prospectus.

THE FUND'S PERFORMANCE

    The following information may give some indication of the risks of investing in the Turner Core Growth Fund. It shows changes in the performance of the Fund's shares from year to year since the Fund started.

    The Fund's past performance does not necessarily indicate how it will perform in the future.

                      TURNER CORE GROWTH FUND PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1996*         19.99%
1997          28.32%
1998          34.56%
1999          40.11%


                                                                                                   CALENDAR YEAR
                                                                                    ------------------------------------------
                                                                                      1996*      1997       1998       1999
                                                                                    ---------  ---------  ---------  ---------
Total Return......................................................................     19.99%     28.32%     34.56%     40.11%

* The Fund started on January 4, 1996.

    During the period shown in the bar chart, the highest quarterly return was 24.75% (for the quarter ended December 31, 1999) and the lowest quarterly return was -10.20% (for the quarter ended September 30, 1998).

    The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods.

    The table below shows how the Fund's average annual total returns for the periods shown compare to those of the Wilshire 5000 Stock Index. The Wilshire 5000 Stock Index is an unmanaged capitalization-weighted stock index that measures the performance of all U.S. based equity securities with readily available price data that are regularly traded on the New York Stock Exchange
(NYSE), the American Stock Exchange or the NASDAQ OTC markets.

FOR THE PERIODS ENDED DECEMBER 31, 1999

                                                                                                                        SINCE FUND
                                                                                                                          STARTED
                                                                                             ONE YEAR    THREE YEARS      (1/4/96)
                                                                                           -----------  -------------  ------------
Turner Core Growth Fund..................................................................     40.11%        34.24%        30.60%
                                                                                              ------        ------        ------
Wilshire 5000 Stock Index................................................................     23.56         26.04         24.89
                                                                                              ------        ------        ------

                       FRONTIER CAPITAL APPRECIATION FUND

THE FUND'S INVESTMENT GOAL

    Q. What is the Frontier Capital Appreciation Fund's investment goal?

    A. The Fund seeks maximum capital appreciation.

    As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

ITS PRINCIPAL INVESTMENT STRATEGIES

    Q. What is the Frontier Capital Appreciation Fund's principal investment strategy?

    A. The Fund invests in common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations of less than $3 billion.

    The Fund's Sub-Adviser seeks to invest in companies with unrecognized earnings potential. Earnings per share, growth and price appreciation are important factors. Wall Street analysts do not usually follow such small to mid-sized companies widely, and institutional investors do not own a large percentage of them. The investment process combines fundamental research with a valuation model that screens for:

    - dividend valuation

    - equity valuation

    - earnings growth

    - earnings momentum

    - unexpectedly high or low earnings

    Stocks are sold if earnings growth potential is realized, when the fundamental reasons for purchase are no longer valid, or when a more attractive situation is identified.

THE KEY RISKS

    The Frontier Capital Appreciation Fund's share price will fluctuate which means you could lose money on your investment in the Fund. The Fund's investment performance could be worse than other investments:

    - If the stock market as a whole goes down.

    - If the valuation model does not screen stocks as expected.

    - If earnings growth estimates of companies the Fund invests in are not achieved.

    - Because securities of smaller-cap companies may be more thinly traded and may have more frequent and larger price changes than securities of larger cap companies.

    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

    You can find more information about securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies and Risks later in this Prospectus.

THE FUND'S PERFORMANCE

    The following information may provide some indication of the risks of investing in the Frontier Capital Appreciation Fund. It shows changes in the performance of the Fund's shares from year to year since the Fund started.

    The Fund's past performance does not necessarily indicate how it will perform in the future.


                 FRONTIER CAPITAL APPRECIATION FUND PERFORMANCE


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1996*         30.31%
1997          22.13%
1998           1.68%
1999          44.17%

                                                                                       CALENDAR YEAR
                                                                        ------------------------------------------
                                                                          1996*      1997       1998       1999
                                                                        ---------  ---------  ---------  ---------
Total Return..........................................................    30.31%     22.13%     1.68%     44.17%

* The Fund started on January 4, 1996.

    During the period shown in the bar chart, the highest quarterly return was 26.17% (for the quarter ended December 31, 1998) and the lowest quarterly return was -21.00% (for the quarter ended September 30, 1998).

    The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods.

    The table below shows how the Fund's average annual total returns for the periods shown compare to those of the Russell 2500 Stock Index. The Russell 2500 Stock Index is an unmanaged capitalization-weighted stock index representing the smallest 2500 stocks, by total market capitalization, in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of the 3000 largest U.S. companies based on total market capitalization.

FOR THE PERIODS ENDED DECEMBER 31, 1999

                                                                                                                      SINCE FUND
                                                                                                                        STARTED
                                                                                           ONE YEAR    THREE YEARS      (1/4/96)
                                                                                         -----------  -------------  ------------
Frontier Capital Appreciation Fund.....................................................     44.17%        21.43%        23.64%
                                                                                            ------        ------        ------
Russell 2500 Stock Index...............................................................     24.13         15.72         16.59
                                                                                            ------        ------        ------

       CLIFTON ENHANCED U.S. EQUITY FUND (formerly Enhanced U.S. Equity Fund)

THE FUND'S INVESTMENT GOAL

    Q. What is the Clifton Enhanced U.S. Equity Fund's investment goal?

    A. The Fund seeks above-market total return.

    As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

ITS PRINCIPAL INVESTMENT STRATEGIES

    Q. What is the Clifton Enhanced U.S. Equity Fund's principal investment strategy?

    A. The Fund invests in futures contracts on the Standard & Poor's 500 Composite Stock Price Index (the S&P 500 or the Index) to have a 100% exposure to the S&P 500 to try to earn a return equal to that of the Index. These futures contracts do not require a cash outlay (although certain margin requirements must be met) so all of the Fund's assets will be invested in a "cash" portfolio of high quality debt instruments designed to add a small incremental return above that of the Index (and also to meet the margin requirements).

    The Fund's Sub-Adviser uses a combination of the S&P 500 futures contracts and the cash portfolio to create a synthetic enhanced S&P 500 product. The S&P 500 represents a sampling of the stocks of the largest U.S. companies along with stocks of foreign companies that are publicly traded in the United States. The Sub-Adviser closely monitors and manages the equity portion of the Fund to maintain a 100% exposure to the S&P 500 Index. The Sub-Adviser does not leverage the Fund's equity market exposure.

    The cash (or fixed income) investments will consist primarily of:

    (1) A "margin pool" of approximately 5 to 10% of the Fund's assets, invested primarily in U.S. Treasury bills and short-term money market instruments such as shares of a money market fund (to satisfy margin requirement for the S&P 500 of futures contracts);

    (2) A "liquidity pool" of approximately 40 to 70% of the Fund's assets, invested primarily in high grade commercial paper, short-term investment grade corporate bonds rated A or better, and short-term mortgage and other asset-backed securities (this segment of the cash portfolio is designed primarily for liquidity, and also for a small incremental return); and

    (3) An "enhanced cash pool" of approximately 20 to 50% of the Fund's assets, invested primarily in floating rate mortgage-backed securities, corporate floating rate notes, other variable rate instruments, and market neutral positions (this segment is designed primarily to enhance the overall return of the Fund).

THE KEY RISKS

    The Clifton Enhanced U.S. Equity Fund's share price will fluctuate which means you could lose money on your investment in the Fund. The Fund's investment performance could be worse than other investments:

    - If the stock market as a whole (as represented by the S&P 500) goes down.

    - If the debt or cash equivalent holdings are downgraded, or go into default.

    -  If interest rates increase.

    -  Due to liquidity or other problems in the futures markets.

    - Because of interest rate caps or unanticipated levels of prepayment on the mortgages or other instruments underlying mortgage-backed or asset-backed securities.

    - If the portfolio manager's strategies (especially for the enhanced cash pool) result in losses, instead of the anticipated incremental enhancement of earnings.

    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

    You can find more information about securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies and Risks later in this Prospectus.

THE FUND'S PERFORMANCE

    The following information may give some indication of the risks of investing in the Clifton Enhanced U.S. Equity Fund. It shows changes in the performance of the Fund's shares from year to year since the Fund started.

    The Fund's past performance reflects results obtained using an investment style that differs considerably from that used by the current portfolio manager and does not necessarily indicate how the Fund will perform in the future.


                 CLIFTON ENHANCED U.S. EQUITY FUND PERFORMANCE*


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1996**        23.67%
1997          32.68%
1998          23.69%
1999          26.07%

                                                                                        CALENDAR YEAR
                                                                         -----------------------------------------
                                                                           1996**      1997       1998       1999
                                                                         ---------  ---------  ---------  --------
Total Return...........................................................    23.67%     32.68%     23.69%     26.07%

* On May 1, 2000, the Fund replaced its previous Sub-Adviser, Franklin Portfolio Associates LLC, with The Clifton Group. The Fund was previously known as the Enhanced U.S. Equity Fund and changed its name to the Clifton Enhanced U.S. Equity Fund effective May 1, 2000.

**  The Fund started on January 4, 1996.

    During the period shown in the bar chart, the highest quarterly return was 20.46% (for the quarter ended December 31, 1998) and the lowest quarterly return was -12.96% (for the quarter ended September 30, 1998).

    The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods.

    The table below shows how the Fund's average annual total returns for the periods shown compare to those of the S&P 500 Stock Index. The S&P 500 Stock Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is an unmanaged market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value.

FOR THE PERIODS ENDED DECEMBER 31, 1999

                                                                                                                     SINCE FUND
                                                                                                                       STARTED
                                                                                          ONE YEAR    THREE YEARS      (1/4/96)
                                                                                        -----------  -------------  -------------
Clifton Enhanced U.S. Equity Fund.....................................................     26.07%        27.42%        26.54%
                                                                                           ------        ------        ------
S&P 500 Stock Index...................................................................     21.04         27.56         26.44
                                                                                           ------        ------        ------

                        INVESTMENT STRATEGIES AND RISKS

CAN A FUND DEPART FROM ITS NORMAL STRATEGIES?

    Each Fund may depart from its normal strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment goals.


DO THE FUNDS ENGAGE IN ACTIVE TRADING OF SECURITIES?

    The Turner Core Growth Fund and the Frontier Capital Appreciation Fund may engage in active and frequent trading to achieve their investment goals. This high rate of portfolio turnover may increase transaction costs, which would lower the Fund's performance.

CAN A FUND CHANGE ITS INVESTMENT GOAL?

    A Fund's investment goal may be changed by a vote of the Company's board of directors without shareholder approval. You would be notified at least 30 days before any change took effect.

CONFLICTS OF INTEREST

    Certain conflicts of interest may exist between the interests of the variable annuity contract owners, variable life insurance policy owners and plan participants. The Company currently does not believe that ownership by each such type of entity will cause any disadvantage to owners of any of such entities. However, the Board of Directors monitors the Funds to identify any conflicts of interest which may cause such a disadvantage and which cannot be reconciled. If such situations arise, the Board of Directors will decide at that time what action should be taken in response to the conflicts.

ADDITIONAL INFORMATION ABOUT THE FUNDS

BRANDES INTERNATIONAL EQUITY FUND

    The Brandes International Equity Fund will normally invest at least 65% of its total assets in equity securities of issuers located in at least three countries other than the United States. These countries may include, but are not limited to the nations of Western Europe, North and South America, Australia, Africa and Asia.

    Securities will generally be purchased in the form of common stock, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs).

    The Fund may invest in any single country or industry up to, at the time of purchase, the greater of:

    - 20% of its total assets, or


    - 150% of the weighting of such country or industry as represented in the Morgan Stanley Capital International--Europe, Australasia, Far East (MSCI
      EAFE) Index


    The Fund may also invest up to, at the time of purchase:

    - 20% of its total assets in emerging market securities

    - 5% of its total assets in securities of small capitalization companies (those with market capitalizations of $1 billion or less)

    The Fund may also:

    - invest in recently organized companies

    - participate in forward foreign currency exchange contracts for purposes of settling trades

    - lend portfolio securities

    In seeking out foreign securities for purchase, the Sub-Adviser does not attempt to match the security allocations of foreign stock market indices. Therefore, the Fund's country weightings may differ significantly from country weightings found in published foreign stock indices. For example, the Sub-Adviser may choose not to invest the Fund's assets in a country whose stock market, at any given time, may comprise a large portion of a published foreign stock market index. At the same time, the Sub-Adviser may invest the Fund's assets in countries whose representation in such an index may be small or non-existent. The Sub-Adviser selects stocks for the Fund based on their individual merits and not necessarily on their geographic locations.

TURNER CORE GROWTH FUND

    Generally, the Turner Core Growth Fund will be fully invested and will contain between 80 to 120 securities. Portfolio exposure is generally limited to a maximum of 2% in any single issue. However, the Fund may hold up to two times the index weighting of those securities that comprise between 1% and 5% of the S&P 500 Index, and up to 1 1/2 times the index weighting of those securities that comprise more than 5% of the S&P 500 Index.


    The Fund may invest:

    - up to 10% of the value of its total assets in securities of foreign issuers that are listed on United States exchanges or are represented by American Depository Receipts (ADRs)

    - in companies with market capitalizations of $500 million or less

    - in recently organized companies

    The Fund may also:

    - keep a portion of assets in cash or cash equivalents pending investment or for liquidity purposes

    - lend its securities

FRONTIER CAPITAL APPRECIATION FUND

    The Frontier Capital Appreciation Fund's portfolio is not restricted to any one segment of the market; however, generally a majority of its portfolio will consist of stocks of small- to medium-capitalization companies. The Fund's portfolio will typically consist of 80 to 120 stocks.

    The Fund may invest:

    - up to 10% of the value of its total assets in securities of foreign issuers that are listed on U.S. exchanges or are represented by ADRs

    - in companies with market capitalizations of $500 million or less

    - in recently organized companies

    The Fund may also:

    - keep a portion of assets in cash or cash equivalents pending investment or for liquidity purposes

    - lend its securities

CLIFTON ENHANCED U.S. EQUITY FUND

    The Fund will normally have a 100% exposure to the S&P 500 by investing in S&P 500 futures contracts.

    The Fund may also:

    - invest in individual securities (common stock, equity linked notes, index linked notes, preferred stock and convertible securities) as part of the market neutral enhanced cash pool

    - invest in companies with market capitalizations of $500 million or less

    - invest in recently organized companies

    - keep a portion of assets in cash or cash equivalents pending investment or for liquidity or margin requirement purposes

    - lend its securities

    - purchase securities on margin (margin is only used to satisfy futures contracts requirements)

    - invest in options on securities, options on indexes, options on futures contracts and sell covered call options (options and covered call sales would be utilized to create market neutral positions in the enhanced cash pool)

    - purchase warrants

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

    EQUITY SECURITIES.  Equity securities include:

    - common stocks

    - preferred stocks

    - securities convertible into common stocks

    AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS), AND GLOBAL DEPOSITARY RECEIPTS (GDRS). ADRs, EDRs and GDRs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank or trust company and may be sponsored or unsponsored. The issuers of unsponsored ADRs, EDRs and GDRs are not required to disclose certain material information to the holders of such securities.

    FOREIGN COMPANIES. A foreign company is organized under the laws of a foreign country and:

    - Has the principal trading market for its stock in a foreign country.

    - Derives at least 50% of its revenues or profits from operations in foreign countries or has at least 50% of its assets located in foreign countries.

    EMERGING MARKET SECURITIES. Emerging market securities are issued by a company that:

    - Is organized under the laws of an emerging market country (any country other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Holland, Hong Kong, Italy, Japan, Luxemborg, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States).

    - Has its principal trading market for its stock in an emerging market country.

    - Derives at least 50% of its revenues or profits from operations within emerging market countries or has at least 50% of its assets located in emerging market countries.

GENERAL RISKS OF INVESTING IN THE FUNDS

    MARKET RISK. A Fund that invests in common stocks is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.

    INTEREST RATE RISK. A Fund that invests in debt securities is subject to the risk that the market value of the debt securities will decline because of rising interest rates. The prices of debt securities are generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

    CREDIT RISK. The debt securities in a Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities (rated BBB by Standard & Poor's Rating Service or Baa by Moody's Investor Service, Inc.) have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

    FOREIGN INVESTING. Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, possibility of expropriation or nationalization, confiscatory taxation, less stringent accounting, reporting and disclosure requirements, and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

        EMERGING MARKETS RISK. Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries.

        POLITICAL RISK. Political risk includes a greater potential for revolts, and the taking of assets by governments. For example, a Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under communist systems that took control of private industry. This could occur again in this region or others in which a Fund may invest, in which case the Fund may lose all or part of its investment in that country's issuers.

        CURRENCY EXCHANGE RISK. Investments that are denominated in currencies other than the U.S. dollar are subject to currency exchange risk. Because the value of the U.S. dollar against other currencies will vary, a decline in the exchange rate would reduce the value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Fund receives dividend or interest payments declines against the U.S. dollar before such interest is paid as a dividend to the Fund's shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to pay the dividend.

        FUTURES CONTRACTS. There are several special risks involved with the use of futures contracts. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund could create the possibility that losses on the futures contract will be greater than gains in the value of the Fund's position. The loss from investing in futures transactions that are unhedged or uncovered, is potentially unlimited. In addition, futures markets could be illiquid in some circumstances and a Fund might not be able to close out certain positions without incurring substantial losses.

    SMALL COMPANY INVESTMENT RISK. Investing in securities of smaller, lesser-known companies involves greater risks than investing in larger, more mature, better known issuers. These increased risks include:

    - an increased possibility of portfolio price volatility

    - more volatile in price than larger-capitalization stocks

    - less certain growth prospects

    - lower degree of liquidity in the markets for such stocks

    - greater sensitivity of smaller companies to changing economic conditions

    - greater business risks resulting from their limited product lines, markets, distribution channels, and financial and managerial resources

        SMALL CAPITALIZATION STOCK RISK. The stock prices of smaller companies may fluctuate independently of larger company stock prices. Thus, small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should, therefore, expect that to the extent a Fund invests in stock of small-capitalization companies, the net asset value of that Fund's shares may be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500. Furthermore, the securities of companies with small stock market capitalizations may trade less frequently and in limited volumes.

        RECENTLY ORGANIZED COMPANIES. Investments in recently organized companies have the same risks as small company investments but to a greater degree.

    ASSET GROWTH. The Funds' present asset size may not be sufficient to invest in the number of different stocks indicated in the Investment Strategies and Risks section of this Prospectus or to take advantage of certain investment opportunities. The Funds also may not be as diversified as other mutual fund portfolios. There is no certainty as to how rapidly a Fund's assets will increase.

    SECURITIES LENDING. The Funds may loan their securities to institutions, such as broker-dealers, and must be secured by collateral at least equal to the market value of the loaned securities. The collateral may be in the form of cash, cash equivalents, or U.S. Government securities. A Fund may experience a loss or delay in the recovery of its securities if the institution it loaned securities to breaches its agreement with the Fund. A Fund will not loan more than one-third of the value of its assets.

                           MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

    M Financial Investment Advisers, Inc., (the Adviser) located at River Park Center, 205 SE Spokane Street, Portland, Oregon 97202, is the investment adviser of the Company and its Funds. The Adviser has been registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act) since November 1995. As of December 31, 1999, the Adviser had approximately $172 million in assets under management, all of which were the assets of the Company.

    The Adviser began managing the Company at its commencement of operations (January 4, 1996).

    The Adviser is responsible for selecting Sub-Advisers who have shown good investment performance in their areas of expertise. The Board of Directors of the Company supervises the Adviser's management of the Sub-Advisers. The Company has received an Order from the Securities and Exchange Commission
(SEC) that allows the Adviser to change a Sub-Adviser, or change the terms of a sub-advisory contract, without shareholder approval. The Adviser has the ultimate responsibility to oversee the Sub-Advisers and to recommend their hiring, termination, and replacement. The Adviser also supervises the various other service providers to the Company, including the custodian, transfer agent, administration agent, and accounting services agent. In addition, the Adviser makes sure the Company complies with applicable legal requirements and also that each Fund's investment objective, policies and restrictions are followed.

    Each Fund pays the Adviser a fee for its services. Out of this fee, the Adviser pays each Sub-Adviser a fee for its services. The Adviser's fee is 0.15% higher than what it pays the Sub-Advisers.

    The fee paid to the Adviser by each Fund for the year ended December 31, 1999 is shown in the table below:

                                                                                                    FEE TO THE
                                                                                                      ADVISER
                                                                                                    (AS A % OF
                                                                                                      AVERAGE
FUND                                                                                             DAILY NET ASSETS)
-----------------------------------------------------------------------------------------------  -----------------
Brandes International Equity Fund..............................................................          0.96%
                                                                                                        ------
Turner Core Growth Fund........................................................................          0.45%
                                                                                                        ------
Frontier Capital Appreciation Fund.............................................................          0.90%
                                                                                                        ------
Clifton Enhanced U.S. Equity Fund*.............................................................          0.55%
                                                                                                        ------

* Prior to May 1, 2000, the Fund was managed by Franklin Portfolio Associates
LLC.

    The Adviser has agreed to pay any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other expenses) exceeding 0.25% of that Fund's annualized average daily net assets, as accrued for each Fund through December 31, 2000.

SUB-ADVISERS

    The Sub-Advisers make the day-to-day decisions regarding buying and selling specific securities for a Fund. Each Sub-Adviser manages the investments held by the Fund it serves according to the applicable investment goals and strategies.

BRANDES INVESTMENT PARTNERS, L. P. (BRANDES)
12750 High Bluff Drive, San Diego, California 92130

SUB-ADVISER TO THE BRANDES INTERNATIONAL EQUITY FUND

    Effective July 1, 1998, Brandes became the Sub-Adviser to the Brandes International Equity Fund. Brandes has been registered as an investment adviser with the SEC since 1974. As of December 31, 1999, Brandes managed approximately $41.5 billion of assets.

    The Brandes Fund is team-managed by an investment committee, whose members are senior portfolio management professionals of the firm.

TURNER INVESTMENT PARTNERS, INC. (TURNER)
1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312

SUB-ADVISER TO THE TURNER CORE GROWTH FUND

    Turner has provided investment advisory services to investment companies since 1992. Turner has been registered as an investment adviser with the SEC since 1990. As of December 31, 1999, Turner managed approximately $5.6 billion of assets.

    A team of investment professionals comprising an investment committee manages the Turner Fund. Robert E. Turner, John Hammerschmidt, Mark Turner and Christopher K. McHugh are members of the committee. Robert E. Turner, CFA, Chairman and Chief Investment Officer of Turner, is lead manager. Mr. Turner founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has 19 years of investment experience. John Hammerschmidt, Senior Equity Portfolio Manager of Turner, joined Turner in 1992. Prior to 1992, he was Vice President in Government Securities Trading at S.G. Warburg. He has 17 years investment experience. Mark Turner, Vice Chairman of Turner, is co-manager of the Turner Fund. Mr. Turner co-founded Turner in 1990. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 18 years of investment experience. Christopher K. McHugh, Senior Equity Portfolio Manager of Turner, is co-manager of the Turner Fund. Mr. McHugh joined Turner in 1990. Prior to 1990, he was a Performance Specialist with Provident Capital Management. He has 14 years of investment experience.

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC. (FRONTIER)
99 Summer Street, Boston, Massachusetts 02110

SUB-ADVISER TO THE FRONTIER CAPITAL APPRECIATION FUND

    Frontier's investment process combines its fundamental in-depth research effort with a proprietary computer model to identify areas of investment opportunity. Frontier has been registered as an investment adviser with the SEC since January 1981. As of December 31, 1999, Frontier managed approximately $5 billion of assets.

    Michael A. Cavarretta, CFA, is the person primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Cavarretta holds a B.S. degree from the University of Maine and an M.B.A. degree from Harvard Business School. He joined Frontier in 1988 and has served as sole portfolio manager for Frontier's capital appreciation portfolios for the past seven years. Prior to attending Harvard

Business School, Mr. Cavarretta was employed as a Financial Analyst with General Electric Company (1981-1986).

THE CLIFTON GROUP (CLIFTON)
309 Clifton Avenue, Minneapolis, Minnesota  55403

SUB-ADVISER TO THE CLIFTON ENHANCED U.S. EQUITY FUND

    Effective May 1, 2000, Clifton became the Sub-Adviser to the Clifton Enhanced U.S. Equity Fund. Clifton, founded in 1973, offers enhanced equity and fixed income products and asset allocation overlay management strategies. Clifton had $9.6 billion in assets under management as of December 31, 1999. Clifton has significant expertise in the use of derivatives within its investment products and risk management is a primary emphasis of all its investment strategies. Clifton is an affiliate of Voyageur Asset Management Holdings, LLC, a $21.4 billion investment management holding company.

    Jack L. Hansen, CFA and Richard E. Ballsrud, CFA, share primary responsibility for the day-to-day management of the Fund's investment portfolio. Mr. Hansen is senior portfolio manager and a principal of Clifton. His responsibilities include portfolio management, research and product development. Since joining Clifton in 1985, Mr. Hansen has played a leading role in the research and development of Clifton's enhanced equity index, enhanced cash and risk management programs. Mr. Hansen earned a BS in finance and economics from Marquette University and a MS in finance from the University of Wisconsin, Madison. Mr. Ballsrud is senior portfolio manager and a principal of Clifton. He is responsible for portfolio management and the development and implementation of Clifton's fixed income and money market investment strategies. Prior to joining Clifton in 1984, Mr. Ballsrud spent ten years with two subsidiaries of The St. Paul Companies managing fixed income, money market and convertible securities in life insurance, pension and mutual fund portfolios. Mr. Ballsrud holds a BS in business administration from Mankato State University and an MBA in finance from the University of Minnesota.

SIMILAR FUNDS

    The Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Funds may be very similar to the investment objectives and policies of other mutual fund portfolios that are managed by the Sub-Advisers. Nevertheless, the investment performance and results of each Fund may be lower, or higher, than the investment results of such other (publicly available) portfolio. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio is also managed by the Fund's Sub-Adviser, has the same investment objectives and policies, and has a very similar name.

                             INVESTING WITH M FUND

CHOOSING THE APPROPRIATE FUNDS TO MATCH YOUR GOALS

    Investing well requires a plan. We recommend that you meet with your financial adviser to plan a strategy that will best meet your financial goals. Your financial adviser can help you buy a variable annuity or variable life insurance contract that will allow you to choose the Funds.

PURCHASING SHARES

    You cannot buy shares of the Funds directly. You can invest indirectly in the Funds through your purchase of a variable annuity or variable life insurance contract. You should read this Prospectus and the prospectus of the variable annuity or variable life insurance contract carefully before you choose your investment options.

    The variable annuity and variable life insurance contracts are issued by separate accounts of various insurance companies. The insurance companies buy Fund shares for their separate accounts based on the instructions that they receive from the contract owners.

SELLING SHARES

    To meet various obligations under the contracts, the insurance company separate accounts may sell Fund shares to generate cash. For example, a separate account may sell Fund shares and use the proceeds to pay a contract owner who requested a partial withdrawal or who canceled a contract. Proceeds from the sale are usually sent to the separate account on the next business day. The Fund may suspend sales of shares or postpone payment dates when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

PRICING OF FUND SHARES

    Each Fund's share price, also called net asset value (NAV), is determined as of the close of trading, normally 4:00 p.m. New York time, on each day when the NYSE is open. The NYSE is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. The Fund calculates the NAV by dividing the total value of its net assets by the number of its shares outstanding.

    The value of each Fund's securities and assets, except certain short-term debt securities, is based on their market values. Certain exceptions follow:

    - Short-term debt securities that mature in 60 days or less are valued by the amortized cost method, which approximates market value.

    - Investments for which market quotations are not readily available are valued at their fair value as determined by the Board of Directors, or under their supervision.

    - Securities mainly traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the closing of the NYSE. However, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Directors may decide to value the security based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of a Fund's NAV.

    - Because portfolio securities that are primarily listed on non-U.S. exchanges may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

                            DISTRIBUTIONS AND TAXES

    Each of the Funds intends to distribute to its shareholders substantially all of its income and capital gains, if any, on an annual basis.

TAX INFORMATION

    Because you do not own shares of the Funds directly, your tax situation is not likely to be affected by a Fund's distributions. The separate accounts in which you own a variable annuity or variable life insurance contract, as the owner of the Fund's shares, may be affected. Please refer to the prospectus for the variable annuity or variable life insurance contract for tax information regarding those products.

OTHER ACCOUNT PERFORMANCE

Each of the Funds has investment objectives, policies and strategies that are substantially similar to those employed by the Funds' Sub-Advisers with respect to certain other accounts or other investment companies which they manage ("Other Accounts"). The performance information derived from these Other Accounts may be relevant to prospective investors. The Funds' performance may vary from the respective Other Account information because its investments will vary from time to time and will not be identical to the past portfolio investments of the Other Accounts.

The charts below show actual performance information for M Fund and performance information derived from historical performance of the Other Accounts of Brandes, Turner, Frontier and Clifton. The performance figures for the Brandes International Equity Composite, the Frontier Capital Appreciation Composite, the Turner Tax-Exempt Equity Composite and the Clifton Enhanced S&P Composite represent the actual calendar year performance results of the comparable Other Accounts net of M Fund management fees. The performance of these Other Accounts is not M Fund performance and should not be considered as an indication of the future performance of the respective Funds.

These figures also do not reflect the deduction of any insurance fees or charges that are imposed in connection with the sale of variable life insurance and variable annuity policies by the Participating Insurance Companies. Investors should refer to the separate account prospectus describing the life insurance policies and variable annuity contracts for information pertaining to these insurance fees and charges.

         M FUND PERFORMANCE                          1996(1)   1997      1998     1999     SINCE INCEPTION
         ------------------                          ----      ----      ----     ----     ---------------
         Brandes International Equity Fund(2)        (0.63)%   2.26%     15.37%   47.86%   14.78%

         Turner Core Growth Fund                     19.99%    28.32%    34.56%   40.11%   30.60%

         Frontier Capital Appreciation Fund          30.31%    22.13%    1.68%    44.17%   23.64%

         Clifton Enhanced US Equity Fund(3)          23.67%    32.68%    23.69%   26.07%   26.54%

1 FUND INCEPTION DATE WAS JANUARY 4, 1996. SINCE INCEPTION RETURNS ARE AVERAGE ANNUAL TOTAL RETURNS.

2 BRANDES INVESTMENT PARTNERS, L.P. REPLACED EDINBURGH FUND MANAGERS PLC AS THE SUB-ADVISER EFFECTIVE JULY 1, 1998.

3 THE CLIFTON GROUP REPLACED FRANKLIN PORTFOLIO ASSOCIATES LLC AS THE SUB-ADVISER EFFECTIVE MAY 1, 2000.

                      OTHER ACCOUNT PERFORMANCE INFORMATION

                           1989   1990   1991   1992   1993  1994  1995   1996   1997  1998  1999   3       5    10      SINCE
                                                                                                   YR*     YR*   YR*   INCEPTION**
Brandes Investment
Partners / Brandes
Int'l.  Equity Composite    -      -     40.2     6.3  40.9  -3.0  13.8   16.3   20.1  15.0  53.4  28.4    22.9   -       19.9
MSCI EAFE Index             -      -     12.1   -12.2  32.6   7.8  11.2    6.1    1.8  20.0  27.0  15.8    12.8   -        8.9

Turner Investment
Partners/
Turner Tax-Exempt Equity
Composite                   -      -     50.4    12.2  15.3  -5.3  29.6   19.3   32.4  34.5  41.6  36.3    31.6   -       22.9
Wilshire 5000 Stock Index   -      -     34.2     9.0  11.3  -0.1  36.5   21.2   31.3

Frontier Capital
Management/
Frontier Capital
Appreciation Composite     31.9    0.2   27.9    22.2  28.0   3.3  31.7   30.7   19.2 -0.2   44.7  19.9    24.3  19.9     19.6
Russell 2500 Stock Index   19.4  -14.9   46.7    16.2  16.5  -1.1  31.7   19.1   24.4  0.4   24.2  15.7    19.4  15.1     14.3

The Clifton Group /
Clifton Enhanced S&P
Composite                   -     -3.3   32.7    8.3   10.8  0.7   37.6   23.8   34.3  30.4  20.7
S&P 500 Index

* 3yr, 5yr, 10yr and Since Inception returns are average annualized total returns.

**Inception dates for the Brandes International Equity Composite and the Turner Equity Composite are 6/30/90 and 3/31/90, respectively.

    SEE ACCOMPANYING NOTES TO M FUND AND OTHER ACCOUNT PERFORMANCE INFORMATION.


            Notes to M Fund and Other Account Performance Information

1. Returns for the M Fund are net of management fees and operating expenses. Returns for the Brandes International Equity Composite, the Turner Tax-Exempt Equity Composite, the Frontier Capital Appreciation Composite and the Clifton Enhanced S&P Composite are net of the following management fees: 0.98%, 0.45%, 0.90% and 0.40% respectively. The operating expenses for all Other Accounts, which may be different from those of M Fund, have been deducted from the returns of the above referenced composites.

2. Returns of the Other Accounts are based on accounts managed using substantially similar investment objectives, policies and strategies and are based on the following: returns for Brandes Investment Partners' Other Accounts are those of the manager's International Equity Composite; returns for Turner Investment Partners' Other Accounts are those of the manager's Turner Tax-Exempt Equity Composite; returns for Frontier Capital Management's Other Accounts are those of the manager's Capital Appreciation Composite; returns for The Clifton Group's Other Accounts are those of the manager's Enhanced S&P Composite.

3. Returns of the Other Accounts are based on accounts with substantially higher net assets than that of the Funds. The Funds commenced operations on January, 1996 and, therefore, are smaller than the managers' established accounts.

4. Returns for the Brandes International Equity Composite, the Turner Tax-Exempt Equity Composite, the Frontier Capital Appreciation Composite and the Clifton Enhanced S&P Composite are based on accounts that are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, (the 1940 Act) and the Internal Revenue Code of 1986, as amended (the Code), which, if applicable, may have adversely affected the performance results.

5. The Morgan Stanley Capital International EAFE (MSCI EAFE) Index is an unmanaged index consisting of more than 900 securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. The Wilshire 5000 Equity Index is a capitalization weighted stock index representing all domestic common stocks traded regularly on the organized exchanges. The Wilshire 5000 Index is the broadest measure of the aggregate domestic stock market. The Russell 2500 Index is a capitalization weighted stock index representing the bottom 500 stocks in the Russell 1000 Index and all stocks in the Russell 2000. The S&P 500 Stock Index is a capitalization weighted index of 500 large stocks, representing approximately 70% of the broad U.S. equity market. The stocks represent the largest companies in 88 industries. The S&P 500 Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

6. Performance returns for the Other Accounts may have been extracted from performance information that has been prepared and presented in compliance with the Association for Investment Management and Research (AIMR) Performance Presentation Standards. Reports on such preparation and presentation are available to the investor upon request.

                              FINANCIAL HIGHLIGHTS

    The following selected financial highlights are derived from the Company's audited financial statements included in the Company's Annual Report to Shareholders. The financial highlights tables are intended to help you understand each Fund's financial performance for the period of the Fund's operation. Certain information reflects results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). These total return figures do not reflect any fees or charges deducted from the insurance company separate account or from the variable annuity or life insurance policies, which, if reflected, would result in lower total return figures.

    The Company's financial statements and report of PricewaterhouseCoopers LLP, independent accountants, included in the Annual Report to Shareholders for the Company's fiscal year ended December 31, 1999 are incorporated by reference into the Statement of Additional Information. The following data should be read in conjunction with such financial statements, related notes, and other financial information contained in the Annual Report. The Annual Report contains additional performance information about the Funds and is available without charge and upon request by calling (888) 736-2878.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                      BRANDES INTERNATIONAL EQUITY FUND
                                          ---------------------------------------------------------
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             1999           1998           1997         1996(a)
                                          ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $ 10.84        $  9.96         $ 9.88         $10.00
                                          ------------   ------------      ------         ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................       0.10           0.09           0.07           0.06
  Net realized and unrealized gain
    (loss) on investments...............       5.09           1.44           0.15          (0.12)
                                          ------------   ------------      ------         ------
    Total from investment
      operations........................       5.19           1.53           0.22          (0.06)
                                          ------------   ------------      ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............      (0.09)         (0.06)         (0.07)         (0.06)
  In excess of net investment
    income..............................         --             --          (0.03)            --
  From net realized capital gains.......      (0.42)         (0.53)            --             --
  In excess of net realized capital
    gains...............................         --          (0.06)            --             --
  Tax return of capital.................         --             --          (0.04)            --
                                          ------------   ------------      ------         ------
    Total distributions.................      (0.51)         (0.65)         (0.14)         (0.06)
                                          ------------   ------------      ------         ------
NET ASSET VALUE, END OF PERIOD..........    $ 15.52        $ 10.84         $ 9.96         $ 9.88
                                          ------------   ------------      ------         ------
                                          ------------   ------------      ------         ------
TOTAL RETURN............................      47.86%         15.37%          2.26%         (0.63)*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).....    $48,508        $12,383         $6,034         $3,177
  Net expenses to average daily net
    assets before interest expense**....       1.24%          1.30%          1.30%          1.30%
  Net expenses to average daily net
    assets after interest expense**.....       1.24%          1.30%          1.30%          1.30%
  Net investment income to average daily
    net assets**........................       1.31%          1.00%          0.83%          0.67%
  Portfolio turnover rate...............         19%           116%            74%            65%
  Without the reimbursement of expenses
    by the adviser, the ratio of net
    expenses and net investment loss to
    average net assets would have been:
      Expenses before interest
        expense**.......................       1.93%          3.57%          4.93%          7.28%
      Net investment loss**.............       0.61%         (1.27)%        (2.80)%        (5.31)%


                                                          TURNER CORE GROWTH FUND
                                          --------------------------------------------------------
                                           YEAR ENDED    YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                          DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             1999           1998           1997         1996(a)
                                          ------------  ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD....   $ 17.84        $ 13.50         $11.60         $10.00
                                          ------------  ------------      ------         ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................      0.02           0.02           0.04           0.06
  Net realized and unrealized gain
    (loss) on investments...............      6.92           4.64           3.22           1.94
                                          ------------  ------------      ------         ------
    Total from investment
      operations........................      6.94           4.66           3.26           2.00
                                          ------------  ------------      ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............     (0.02)         (0.03)         (0.04)         (0.06)
  In excess of net investment
    income..............................        --             --             --             --
  From net realized capital gains.......     (1.83)         (0.29)         (1.22)         (0.34)
  In excess of net realized capital
    gains...............................        --             --          (0.10)            --
  Tax return of capital.................        --             --             --             --
                                          ------------  ------------      ------         ------
    Total distributions.................     (1.85)         (0.32)         (1.36)         (0.40)
                                          ------------  ------------      ------         ------
NET ASSET VALUE, END OF PERIOD..........   $ 22.93        $ 17.84         $13.50         $11.60
                                          ------------  ------------      ------         ------
                                          ------------  ------------      ------         ------
TOTAL RETURN............................     40.11%         34.56%         28.32%         19.99%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).....   $52,926        $13,880         $3,820         $2,003
  Net expenses to average daily net
    assets before interest expense**....      0.70%          0.70%          0.70%          0.70%
  Net expenses to average daily net
    assets after interest expense**.....      0.70%          0.70%          0.70%          0.78%
  Net investment income to average daily
    net assets**........................      0.19%          0.31%          0.34%          0.55%
  Portfolio turnover rate...............       286%           242%           206%           258%
  Without the reimbursement of expenses
    by the adviser, the ratio of net
    expenses and net investment loss to
    average net assets would have been:
      Expenses before interest
        expense**.......................      1.40%          3.42%          6.18%          8.43%
      Net investment loss**.............     (0.51)%        (2.41)%        (5.14)%        (7.18)%



 (a) Funds commenced operations on January 4, 1996

  * Not annualized

 ** Annualized for periods less than one year

    M FUND, INC.
    FINANCIAL HIGHLIGHTS
   (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                      FRONTIER CAPITAL APPRECIATION FUND
                                          -------------------------------------------------------
                                           YEAR ENDED   YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                          DECEMBER 31, DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             1999          1998           1997         1996(a)
                                          ------------ ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $ 15.09      $ 14.92        $ 12.52         $10.00
                                          ------------ ------------   ------------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)..........      (0.09)       (0.04)          0.00           0.00
  Net realized and unrealized gain
    (loss) on investments...............       6.74         0.29           2.76           3.03
                                          ------------ ------------   ------------      ------
    Total from investment
      operations........................       6.65         0.25           2.76           3.03
                                          ------------ ------------   ------------      ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............         --           --             --             --
  In excess of net investment
    income..............................         --           --             --             --
  From net realized capital gains.......      (0.62)       (0.08)         (0.36)         (0.51)
  In excess of net realized capital
    gains...............................         --           --             --             --
  Tax return of capital.................         --           --             --             --
                                          ------------ ------------   ------------      ------
    Total distributions.................      (0.62)       (0.08)         (0.36)         (0.51)
                                          ------------ ------------   ------------      ------
NET ASSET VALUE, END OF PERIOD..........    $ 21.12      $ 15.09        $ 14.92         $12.52
                                          ------------ ------------   ------------      ------
                                          ------------ ------------   ------------      ------
TOTAL RETURN............................      44.17%        1.68%         22.13%         30.31%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).....    $47,919      $31,778        $16,628         $3,006
  Net expenses to average daily net
    assets before interest expense**....       1.15%        1.15%          1.15%          1.15%
  Net expenses to average daily net
    assets after interest expense**.....       1.15%        1.15%          1.15%          1.20%
  Net investment income (loss) to
    average daily net assets**..........      (0.57)%      (0.32)%        (0.13)%        (0.30)%
  Portfolio turnover rate...............         75%          68%            61%           140%
  Without the reimbursement of expenses
    by the adviser, the ratio of net
    expenses and net investment loss to
    average net assets would have been:
      Expenses before interest
        expense**.......................       1.47%        1.75%          2.86%          8.12%
      Net investment loss**.............      (0.90)%      (0.92)%        (1.84)%        (7.27)%


                                                    CLIFTON ENHANCED U.S. EQUITY FUND+
                                          -------------------------------------------------------
                                           YEAR ENDED   YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                          DECEMBER 31, DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             1999          1998           1997         1996(a)
                                          ------------ ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $ 18.07      $ 15.09         $11.85        $ 10.00
                                          ------------ ------------      ------      ------------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)..........       0.10         0.11           0.08           0.12
  Net realized and unrealized gain
    (loss) on investments...............       4.60         3.45           3.78           2.25
                                          ------------ ------------      ------      ------------
    Total from investment
      operations........................       4.70         3.56           3.86           2.37
                                          ------------ ------------      ------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............      (0.10)       (0.10)         (0.09)         (0.12)
  In excess of net investment
    income..............................         --        (0.01)            --             --
  From net realized capital gains.......      (1.70)       (0.35)         (0.53)         (0.40)
  In excess of net realized capital
    gains...............................         --        (0.12)            --             --
  Tax return of capital.................         --           --             --             --
                                          ------------ ------------      ------      ------------
    Total distributions.................      (1.80)       (0.58)         (0.62)         (0.52)
                                          ------------ ------------      ------      ------------
NET ASSET VALUE, END OF PERIOD..........    $ 20.97      $ 18.07         $15.09        $ 11.85
                                          ------------ ------------      ------      ------------
                                          ------------ ------------      ------      ------------
TOTAL RETURN............................      26.07%       23.69%         32.68%         23.67%*
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's).....    $22,863      $15,082         $7,345        $ 1,582
  Net expenses to average daily net
    assets before interest expense**....       0.80%        0.80%          0.80%          0.80%
  Net expenses to average daily net
    assets after interest expense**.....       0.80%        0.80%          0.80%          0.80%
  Net investment income (loss) to
    average daily net assets**..........       0.56%        0.80%          1.17%          1.43%
  Portfolio turnover rate...............         69%          50%            52%            79%
  Without the reimbursement of expenses
    by the adviser, the ratio of net
    expenses and net investment loss to
    average net assets would have been:
      Expenses before interest
        expense**.......................        1.63%        2.34%          5.41%         12.32%
      Net investment loss**.............       (0.26)%      (0.74)%        (3.44)%       (10.09)%


 (a) Funds commenced operations on January 4, 1996

  * Not annualized

 ** Annualized for periods less than one year

 + On May 1, 2000, the Fund replaced its previous Sub-Adviser, Franklin
   Portfolio Associates LLC, with the Clifton Group. The Fund was previously known as the Enhanced U.S. Equity Fund and changed its name to the Clifton Enhanced U.S. Equity Fund effective May 1, 2000. The information shown in the financial highlights is for the Enhanced U.S. Equity Fund.

FOR MORE INFORMATION

    For investors who want more information about the Funds, the following documents are available free upon request.

    STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is legally a part of this prospectus.

    ANNUAL/SEMI-ANNUAL REPORTS: The Company's annual and semi-annual reports provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the Company's last fiscal year.

    You can get free copies of the SAI, the reports, other information and answers to your questions about the Funds by contacting your financial adviser, or by writing to or calling the Company at:

       M Fund, Inc.
       205 SE Spokane Street
       Portland, Oregon 97202
       (888) 736-2878

    You can review and copy the SAI, the reports, and other information at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Call (202) 942-8090 for information on the operation of the Public Reference Room.

    You can also view the SAI, the reports and other information on the Commission's Internet website at http://www.sec.gov. You can request copies of this material for a fee by writing to: Public Reference Section/U.S. Securities and Exchange Commission/450 Fifth Street, N.W./Washington, D.C. 20549-6009, or by electronic request at the following E-mail address: publicinfo@sec.gov.

                                  M FUND, INC.

                       BRANDES INTERNATIONAL EQUITY FUND
                            TURNER CORE GROWTH FUND
                       FRONTIER CAPITAL APPRECIATION FUND
                        CLIFTON ENHANCED U.S. EQUITY FUND

                    Investment Company Act file no. 811-9082

                         STATEMENT OF ADDITIONAL INFORMATION
                         ___________________________________


                                     M FUND, INC.

                          Brandes International Equity Fund
                               Turner Core Growth Fund
                          Frontier Capital Appreciation Fund
                           Clifton Enhanced U.S. Equity Fund
                         (formerly Enhanced U.S. Equity Fund)

                                    May 1, 2000


This Statement of Additional Information ("SAI") is not a prospectus. Much of the information contained in this SAI expands upon information discussed in the prospectus for M Fund, Inc. (the "Company") and should, therefore, be read in conjunction with the prospectus for the Company. To obtain a copy of the Prospectus with the same date as this SAI, write to the Company at River Park Center, 205 S.E. Spokane Street, Portland, Oregon 97202, Attn: M Fund Administration, or call (888) 736-2878.

Financial statements are incorporated by reference into this SAI from the Company's most recent annual report.

TABLE OF CONTENTS
                                                                           PAGE

The Company and the Funds....................................................3

Investment Strategies and Risks..............................................4

Fund Policies...............................................................15

Management of the Funds.....................................................19

Investment Advisory and Other Services......................................20

Brokerage Allocation and Other Practices....................................23

Capital Stock and Other Securities..........................................24

Purchase, Redemption and Pricing of Shares..................................25

Tax Information.............................................................26

Performance Information.....................................................27

Other Information...........................................................29

Appendix A --  Description of Corporate Bond Ratings....................A - 1
Appendix B --  Description of Commercial Paper Ratings..................B - 1

                             THE COMPANY AND THE FUNDS

     M Fund, Inc. (the "Company") is an open-end management investment company established as a Maryland corporation on August 11, 1995. The Company consists of four separate investment portfolios or funds (each a "Fund" and, collectively, the "Funds"), each of which is, in effect, a separate mutual fund. Each Fund is an open-end management investment company and is diversified. The Company issues a separate class of stock for each Fund representing fractional undivided interests in that Fund. By investing in a Fund, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro rata in any losses of that Fund.

     Pursuant to an investment advisory agreement and subject to the authority of the Company's board of directors (the "Board of Directors"), M Financial Investment Advisers, Inc. (the "Adviser") serves as the Company's investment adviser and conducts the business and affairs of the Company. The Adviser has engaged the following sub-advisers to act as Sub-Advisers to provide the day-to-day portfolio management for the respective Funds:


-------------------------------------------------------------------------------
             FUND                               SUB-ADVISER
-------------------------------------------------------------------------------
 Brandes International Equity Fund    Brandes Investment Partners LP
-------------------------------------------------------------------------------
 Turner Core Growth Fund              Turner Investment Partners, Inc.
-------------------------------------------------------------------------------
 Frontier Capital Appreciation Fund   Frontier Capital Management Company, LLC
-------------------------------------------------------------------------------
 Clifton Enhanced U.S. Equity Fund    The Clifton Group
-------------------------------------------------------------------------------

The Company currently offers one or more classes of its stock to separate accounts of certain insurance companies (the "Participating Insurance Companies") as the underlying funding vehicles for certain variable life insurance policies (the "Policies") issued by the Participating Insurance Companies. The Company may also offer its stock to variable annuity policies and qualified pension and retirement plans. The Company does not offer its stock directly to the general public. Each such separate account has a separate prospectus, which accompanies the prospectus for the Company (the "Prospectus"), describing that separate account and the Policies. The prospectus for that separate account and the Policies, should be read in conjunction with the Prospectus.

     Terms appearing in this SAI that are defined in the Prospectus have the same meaning in this SAI as in the Prospectus.

                           INVESTMENT STRATEGIES AND RISKS

INVESTMENTS

     Some or all of the Funds may utilize the following investment techniques or make the following types of investments. However (unless otherwise stated in this SAI or in the Prospectus), it is anticipated that no Fund will have more than 5% of its assets invested in any one of the following:

          *    Foreign Government Obligations
          *    Sovereign Debt Obligations (Brady Bonds)
          * American Depository Receipts, European Depository Receipts, International Depository Receipts, and Global Depository Receipts
          *    Forward Foreign Currency Exchange Contracts
          *    Short-Term Bank and Corporate Obligations
          *    Zero Coupon Bonds
          *    Warrants and Rights
          *    Convertible Securities
          *    Repurchase Agreements
          *    Restricted and Illiquid Securities
          *    Borrowing

FOREIGN INVESTMENTS

     Each of the Funds may invest in securities of companies organized outside the United States or of companies whose securities are principally traded outside the United States ("foreign issuers"). Because investments in foreign issuers may involve currencies of foreign countries, because a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, and because a Fund may be subject to currency exposure independent of its securities positions, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

     Foreign investment markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Mail and courier service and other communications between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

     RISKS RELATED TO FOREIGN INVESTMENTS.   Investments in the securities of
foreign issuers, or investments in securities denominated or quoted in a currency other than the U.S. dollar ("non-dollar securities"), may present potential benefits and risks not associated with investments solely in securities of domestic issuers or U.S. dollar-denominated securities. Each of the Funds may invest in securities of foreign issuers. The Frontier
Capital Appreciation Fund and the Turner Core Growth Fund may invest up to
10% of the value of their total assets in securities of foreign issuers that are listed on United States exchanges or are represented by American
Depository Receipts ("ADRs"). The Brandes International Equity Fund also may invest in non-dollar securities. (However, the Brandes International Equity Fund may not invest in Canadian government securities, and the Clifton
Enhanced U.S. Equity Fund, the Turner Core Growth Fund and the Frontier
Capital Appreciation Fund may not invest in any foreign government securities.) Benefits of investing in foreign issuers or non-dollar securities may include the opportunity to invest in foreign issuers that appear, in the opinion of the Sub-Adviser, to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United
States, and the opportunity to
reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). For example, a decline in the exchange rate would reduce the value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Fund receives dividend or interest payments declines against the U.S. dollar before such interest is paid as a dividend to the Fund's shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to pay the dividend. The Brandes International Equity Fund may engage in forward foreign currency exchange contracts to hedge its foreign currency exposure; however, such investments also entail certain risks (described herein). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

     Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Fund, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Many securities of foreign issuers are represented by ADRs, which represent the right to receive securities of foreign issuers deposited in a domestic bank or foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars.

     FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in foreign issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. To the extent that a Fund's assets consist of investments denominated in a particular currency, the Fund's exposure to adverse developments affecting the value of such currency will increase.

     Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     The Brandes International Equity Fund in its sole discretion may, but is not obligated under any circumstances to, enter into forward foreign currency exchange contracts for hedging purposes in order to protect against anticipated changes in future foreign currency exchange rates solely for the purpose of settling trades. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     The Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated or noted in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Upon instructions from the Sub-Adviser, the Fund's custodian will segregate cash or high quality, liquid securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. The segregated account will be marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, the Fund's ability to utilize forward foreign currency exchange contracts may be restricted.

     While the Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or expected benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Sub-Adviser.

     INVESTMENTS IN ADRS, EDRS, IDRS, AND GDRS. Many securities of foreign issuers are represented by American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), International Depository Receipts ("IDRs"), and Global Depository Receipts ("GDRs"). Each of the Funds may invest in ADRs.

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored or unsponsored and issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs (i.e., unsponsored programs), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for purchases and sales.
In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the Nasdaq National Market. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

     The Brandes International Equity Fund may also invest in EDRs, IDRs, and GDRs, which are receipts evidencing an arrangement with a bank similar to that for ADRs and are designed for use in the foreign securities markets. EDRs, IDRs, and GDRs are not necessarily quoted in the same currency as the underlying security.

EMERGING MARKET SECURITIES

     The Brandes International Equity Fund may invest up to 20% of its total assets, measured at the time of purchase, at cost in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Fund may invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries; or (iv) companies traded in any market that derives 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market.

     RISKS RELATED TO EMERGING MARKET SECURITIES. The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned on the assets. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery.

     Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

     Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

FIXED-INCOME SECURITIES

     The Clifton Enhanced U.S. Equity Fund may invest in fixed-income securities (the Brandes International Equity Fund, Clifton Enhanced U.S. Equity Fund and Frontier Capital Appreciation Fund may invest in convertible securities; see discussion below). Fixed-income securities tend to decrease in value when prevailing interest rates rise and increase in value when prevailing interest rates fall. Because the value of a Fund's investments in fixed-income securities is interest rate sensitive, its performance may be affected by the Sub-Adviser's ability to anticipate and respond to fluctuations in market interest rates. Fixed-income securities include U.S. Government securities, debt obligations of states or municipalities or state or municipal government agencies or instrumentalities, corporate debt obligations, preferred stock, zero coupon bonds, deferred interest bonds and bank obligations (such as certificates of deposit and banker's acceptances).

     U.S. GOVERNMENT SECURITIES. The Clifton Enhanced U.S. Equity Fund may invest in U.S. Government securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by
(a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. U.S. Government securities may also include zero coupon bonds.

     Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include
(a) securities for which the payment of principal and interest is backed by a guarantee of or an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed.

The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

FLOATING AND VARIABLE RATE OBLIGATIONS

         The Clifton Enhanced Fund may invest in floating and variable rate obligations, which are debt obligations with a floating or variable rate of interest, i.e. the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floating or variable rate obligations may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity.

         RISKS RELATED TO FLOATING AND VARIABLE RATE OBLIGATIONS. While floating and variable rate obligations provide a certain degree of protection against rises in interest rates, an investment in these obligations will also participate in any declines in interest rates as well. Certain types of floating rate obligations may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED DEBT SECURITIES

         The Clifton Enhanced Fund may invest in mortgage-backed debt securities, which are secured or backed by mortgages or other mortgage-related assets. Such securities may be issued by such entities as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, savings and loan associations, mortgage banks, or by issuers that are affiliates of or sponsored by such entities. Other asset-backed securities are secured or backed by assets other than mortgage-related assets, such as automobile and credit card receivables, and are issued by such institutions as finance companies, finance subsidiaries of industrial companies, and investment banks. The Clifton Enhanced Fund will purchase only asset-backed securities that Clifton determines to be liquid. The Clifton Enhanced Fund will not purchase mortgage backed or asset-backed securities that do not meet the above minimum credit standards.

         An important feature of mortgage-and asset-backed securities is that the principal amount is generally subject to partial or total prepayment at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. If an asset-backed security is purchased at a premium to par, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. It should also be noted that these securities may not have any security interest in the underlying assets, and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         RISKS RELATED TO MORTGAGE-BACKED AND OTHER ASSET-BACKED SECURITIES. Prepayments on securitized assets such as mortgages, automobile loans and credit card receivables ("Securitized Assets") generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. In addition to prepayment risk, borrowers on the underlying Securitized Assets may default in their payments creating delays or loss of principal.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of a security interest in assets underlying the related mortgage collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Some forms of asset-backed securities are relatively new forms of investments. Although the Clifton Enhanced Fund will only invest in asset-backed securities that Clifton believes are liquid, because the market experience in certain of these securities is limited, the market's ability to sustain liquidity through all phases of a market cycle may not have been tested.

ZERO COUPON AND DEFERRED INTEREST BONDS. Zero coupon and deferred interest bonds are debt obligations that are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest.

INVESTING IN SMALL-CAPITALIZATION COMPANIES

     All of the Funds may invest in small-capitalization companies. Investing in securities of smaller, lesser-known companies involves greater risks than investing in larger, more mature, better known issuers, including an increased possibility of portfolio price volatility. Historically, small-capitalization stocks and stocks of recently organized companies, in which all of the Funds may also invest, have been more volatile in price than the larger-capitalization stocks (such as those included in the S&P 500). Among the reasons for the greater price volatility of the stocks of these smaller companies are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of smaller companies to changing economic conditions. For example, such companies may be subject to greater business risks resulting from their limited product lines, markets, distribution channels, and financial and managerial resources.

     The stock prices of smaller companies may fluctuate independently of larger company stock prices. Thus, small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should, therefore, expect that to the extent a Fund invests in stock of small-capitalization companies, the net asset value of that Fund's shares may be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500. Furthermore, the securities of companies with small stock market capitalizations may trade less frequently and in limited volumes.

     RISKS RELATED TO SMALL-CAPITALIZATION COMPANIES. Small capitalization companies have historically offered greater growth potential than larger ones, but they are often overlooked by investors. However, small capitalization companies often have limited product lines, markets or financial resources and may be dependent on one person or a few key persons for management. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower value and because the issuers typically are more subject to changes in earnings and prospects.

WHEN-ISSUED SECURITIES

     The Brandes International Equity Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. Brandes does not believe that the Fund's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis. The Fund will establish a segregated account with the Custodian in which it will maintain cash or high quality, liquid assets equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

PUT AND CALL OPTIONS

     PURCHASING OPTIONS. By purchasing a put option, the Brandes International Equity Fund or Clifton Enhanced U.S. Equity Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed
"strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option it has purchased by selling the option, by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund also may terminate a put option position by closing it out in the secondary market at its current price (i.e., by selling an option of the same series as the option purchased), if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

     WRITING OPTIONS. When the Brandes International Equity Fund or Clifton Enhanced U.S. Equity Fund writes a call option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The Fund may seek to terminate its position in a call option it writes before exercise by closing out the option in the secondary market at its current price (i.e., by buying an option of the same series as the option written). If the secondary market is not liquid for a call option the Fund has written, however, the Fund must continue to be prepared to deliver the underlying instrument in return for the strike price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position. The Fund will establish a segregated account with the Custodian in which it will maintain the security underlying the option written, or securities convertible into that security, or cash or high quality, liquid assets equal in value to commitments for options written.

     Writing a call generally is a profitable strategy if the price of the underlying security remains the same or falls. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases.

     COMBINED POSITIONS. The Brandes International Equity Fund and Clifton Enhanced U.S. Equity Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may write a put option and purchase a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match the Brandes International Equity Fund's or the Clifton Enhanced U.S. Equity Fund's current or anticipated investments exactly. The Fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

     Options prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the security prices the same way. Imperfect correlation also may result from differing levels of demand in the options markets and the securities markets, structural differences in how options are traded, or imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS. There is no assurance that a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not too close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Brandes International Equity Fund or Clifton Enhanced U.S. Equity Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options positions also could be impaired.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options, i.e., options not traded on exchanges ("OTC options"), generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Brandes International Equity Fund and Clifton Enhanced U.S. Equity Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organizations of the exchanges where they are traded. OTC options are considered to be illiquid, since these options generally can be closed out only by negotiation with the other party to the option.

     STOCK INDEX OPTIONS. The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends on movements in the level of the index rather than the price of a particular stock, whether the Brandes International Equity Fund or Clifton Enhanced U.S. Equity Fund will realize a gain or loss on an options transaction depends on movements in the level of stock prices generally rather than movements in the price of a particular stock. Accordingly, successful use of options on a stock index will be subject to the Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index.
If this were to occur, the Fund would not be able to close out positions it holds. It is the policy of the Funds to engage in options transactions only with respect to an index which the Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

FUTURES CONTRACTS

     The Clifton Enhanced U.S. Equity Fund and the Brandes International Equity Fund may buy and sell stock index futures contracts. Such a futures contract is an agreement between two parties to buy and sell an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflects changes in the specified index of equity securities on which the future is based.

     There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the index and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of unlimited loss. Further, unanticipated changes in stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures on stock indexes.

     In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

     Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

     The Brandes International Equity Fund will engage in futures transactions only as a hedge against the risk of unexpected changes in the values of securities held or intended to be held by the Fund. As a general rule, the Brandes International Equity Fund will not purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged. In addition, the Brandes International Equity Fund will not purchase or sell futures or related options if, immediately thereafter, the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's net assets.

SECURITIES LENDING

     All Funds may seek to increase their income by lending portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund may experience a loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio security loan transaction breaches its agreement with the Fund. If the Sub-Adviser determines to make securities loans, the value of the securities loaned will not exceed one-third of the value of the total assets of the Fund making the loan.

RESTRICTED AND ILLIQUID SECURITIES

     The Brandes International Equity Fund and the Turner Core Growth
Fund may purchase limited amounts of illiquid securities (i.e., securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment). The Brandes International Equity Fund and the Frontier Capital Appreciation Fund may purchase certain restricted securities (i.e., securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act")) but that can be sold to "qualified institutional buyers" in accordance with the requirements stated in Rule 144A under the 1933 Act ("Rule 144A Securities"). A Rule 144A Security may be considered illiquid. Investments in illiquid securities and restricted securities are not anticipated to exceed, in the aggregate, 5% of a Fund's assets, but see non-fundamental investment restrictions 12 and 13, respectively, below.

     The Board of Directors has adopted guidelines and delegated to the Sub-Advisers the daily function of determining and monitoring the liquidity of Rule 144A Securities. The Board, however, will retain oversight and be ultimately responsible for the determinations. It is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop. To the extent that qualified institutional buyers become uninterested in purchasing these restricted securities, this investment practice could have the effect of decreasing the level of liquidity in a Fund.

     Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before the nominal fixed term on seven days' or less notice. The Company will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) that the Board of Directors of the Company or a Sub-Adviser has determined to be liquid will be treated as such.

     The SEC staff has taken the position that fixed-time deposits maturing in more than seven days that cannot be traded on a secondary market and participation interests in loans are illiquid and not readily marketable. Until such time (if any) as this position changes, the Company will include such investments in the percentage limitation on illiquid investments applicable to each Fund.

     RISKS RELATED TO RULE 144A SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable such as over-the-counter, or dealer traded, options, and repurchase agreements having a maturity of more than seven days. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accord with Rule 144A promulgated by the SEC, the Directors may determine that such securities, up to a limit of 5% of the Fund's total net assets, are not illiquid notwithstanding their legal or contractual restrictions on resale.

CONVERTIBLE SECURITIES

     The Brandes International Equity Fund, the Frontier Capital Appreciation Fund, and the Clifton Enhanced U.S. Equity Fund may invest in convertible securities. Convertible securities may include corporate notes or preferred stock but more commonly are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stock in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such common-stock-like risk is reduced for the holder of a convertible security is inversely related to the amount by which the convertible security's market price exceeds its value as a fixed-income security. The Brandes International Equity Fund may only purchase convertible securities rated investment grade at the time of purchase by S&P or Moody's or if not so rated, considered by the Fund's Sub-Adviser to be of equivalent investment quality.

WARRANTS AND RIGHTS

     The Brandes International Equity Fund, the Frontier Capital Appreciation Fund, and the Clifton Enhanced U.S. Equity Fund each may invest in warrants or rights which entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Sub-Adviser for investment by the Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with "primary dealers" in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral must consist of U.S. Government securities or instruments that are rated in the highest rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by a single NRSRO if only one has assigned a rating. In a repurchase agreement, an investor (e.g., a Fund) purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.

     RISKS RELATING TO REPURCHASE AGREEMENTS. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Sub-Adviser to present minimum credit risks. The Adviser will review and monitor the creditworthiness of such institutions under the Board's general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the purchaser would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the purchaser's ability to sell the collateral and the purchaser could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that would allow it immediately to resell the collateral.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Clifton Enhanced U.S. Equity Fund (as lender) and the borrower. These notes are direct lending arrangements between lenders and borrowers, and are generally not transferable, nor are they ordinarily rated by either Moody's Investors Service, Inc., Standard & Poor's
Corporation, Fitch Investors Service, Inc., or Duff & Phelps Credit Rating Co.

OTHER INVESTMENT COMPANIES

     Each of the Brandes International Equity Fund and Clifton Enhanced U.S. Equity Fund reserves the right to invest up to 10% of their total assets, calculated at the time of purchase, in the securities of other investment companies including money market funds, business development companies, and small business investment companies (although it is anticipated that such investments will not exceed 5% of total assets). Each Fund may not invest more than 5% of its total assets in the securities of any one investment company nor in more than 3% of the voting securities of any other investment company. Each Fund will indirectly bear its proportionate share of any advisory fees paid by investment companies in which it invests in addition to the management fee paid by such Fund.

                                   FUND POLICIES

FUNDAMENTAL RESTRICTIONS

     The following investment restrictions have been adopted by the Company as fundamental policies for the Funds to which each applies, as shown below. A fundamental policy is one that cannot be changed without the affirmative vote of "a majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the "1940 Act")) attributable to that Fund. The investment objective of each Fund and all other investment policies or practices of the Funds are considered by the Company not to be fundamental and accordingly may be changed by the Board of Directors without shareholder approval. See "Investment Objectives and Policies" in the Company's Prospectus. For purposes of the 1940 Act, "a majority of the outstanding voting securities" means the lesser of (a) 67% or more of the votes attributable to shares of the Fund present at a meeting, if the holders of more than 50% of such votes are present or represented by proxy, or (b) more than 50% of the votes attributable to shares of the Fund.

     None of the Funds may:

     1. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings.

     2. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, options on securities and options on securities indexes by the Clifton Enhanced U.S. Equity Fund is not deemed to be a purchase of securities on margin.

      3. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be underwriting.

      4. Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although a Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities (unless otherwise prohibited in these investment restrictions) and securities issued by real estate investment trusts and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

      5.  Invest in commodities.

      6. Lend any money or other assets, except through the purchase of all or a portion of an issue of securities or obligations of the type in which the Fund may invest. However, a Fund may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, unless otherwise prohibited in these investment restrictions.

      7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except as otherwise permitted under these fundamental investment restrictions.

      8. Alone or together with any other of the Funds, make investments for the purpose of exercising control over, or management of, any issuer.

      9. Borrow money except from banks for temporary or short-term purposes and then only if the Fund maintains asset coverage of at least 300% for such borrowings. None of the Funds will purchase securities when such borrowings exceed 5% of its assets.

     10. Sell securities short or maintain a short position including short sales against the box.

     11. Invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry. This limitation does not apply to U.S. government securities.

     12. As to 75% of the value of its total assets, purchase the securities of any one issuer (except U.S. Government securities) if, as a result thereof, more than 5% of the value of the Fund's total assets would be invested in securities of that issuer or if, as a result thereof, more than 10% of the outstanding voting securities of that issuer would be owned by the Fund.

NON-FUNDAMENTAL RESTRICTIONS

     In addition to the fundamental investment restrictions mentioned above, the Board of Directors has adopted certain non-fundamental restrictions for each Fund as shown below. Non-fundamental restrictions represent the current intentions of the Board of Directors, and they differ from fundamental investment restrictions in that they may be changed or amended by the Board of Directors without prior notice to or approval of shareholders.

     None of the Funds may:

      1. Purchase the securities of any one issuer if, by such purchase, the Fund would own more than 10% of the outstanding voting securities of that issuer.

      2. Write call or put options (except for the Brandes International Equity Fund and the Clifton Enhanced U.S. Equity Fund).

     3. Purchase variable-amount master demand notes, which are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender and the borrower (except for the Clifton Enhanced U.S. Equity Fund).

     4. Purchase variable- or floating-rate demand instruments, which are debt securities that include a variable or floating interest rate adjustment feature (except for the Clifton Enhanced U.S. Equity Fund).

     5. Purchase fixed-income investments (e.g., corporate debt obligations, including commercial paper, but excluding convertible securities) that are unrated or rated at the time of purchase in the lower rating categories by S&P or Moody's (i.e., ratings of BB or lower by S&P or BA or lower by Moody's for corporate debt obligations and ratings below A-3 by S&P or Prime-3 by Moody's for commercial paper).

     6. Invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property (except for the Clifton Enhanced U.S. Equity Fund).

     7. Invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables (except for the Clifton Enhanced U.S. Equity Fund).

     8. Invest in options or futures (except for the Brandes International Equity Fund and the Clifton Enhanced U.S. Equity Fund).

     9. Invest in when-issued securities (or delayed-delivery or forward commitment contracts)(except for the Brandes International Equity
          Fund).

    10. Invest in interest-only ("IO") or principal only ("PO") securities. However, this does not preclude investments in zero coupon bonds.

    11. Invest more than 25% of its net asset value in emerging markets (except for the Brandes International Equity Fund, which may invest up to 20% of its total assets), including no more than 5% of net asset value in Brady Bonds.

     FUND-SPECIFIC RESTRICTIONS:

    12. The Brandes International Equity Fund and the Turner Core Growth Fund may not purchase illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 5% of the value of its total assets would be invested in assets that are either illiquid or are not readily marketable. The Frontier Capital Appreciation Fund and the Clifton Enhanced U.S. Equity Fund may not invest in illiquid securities.

    13. The Brandes International Equity Fund and the Frontier Capital Appreciation Fund may not purchase restricted securities (except securities offered and sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, and except foreign securities offered and sold outside the United States) if, as a result thereof, more than 10% of the value of its total assets would be invested in restricted securities. The Turner Core Growth Fund and the Clifton Enhanced U.S. Equity Fund may not invest in restricted securities.

    14. Each of the Frontier Capital Appreciation Fund and the Turner Core Growth Fund may invest no more than 10% of the value of their total assets in securities of foreign issuers that are listed on U.S. exchanges or are represented by American Depository Receipts.

    15. The Brandes International Equity Fund, the Frontier Capital Appreciation Fund, and the Clifton Enhanced U.S. Equity Fund may not invest in warrants or rights (other than those acquired in units or otherwise attached to other securities) if, as a result thereof, more than 5% of the value of its total assets would be invested in warrants or rights, and each may not invest more than 2% of its total assets, calculated at the time of purchase, in warrants or rights that are not listed on the New York Stock Exchange or the American Stock Exchange. The Turner Core Growth Fund may not invest in warrants or rights.

    16. The Turner Core Growth Fund and the Frontier Capital Appreciation Fund will not invest in other investment companies.

    17. The Brandes International Equity Fund will not engage in forward foreign currency exchange contracts with respect to more than 5% of its assets. The other Funds will not enter into such contracts.

INTERPRETIVE RULES

     For purposes of the foregoing fundamental and non-fundamental limitations, any limitation which involves a maximum percentage will not be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. In addition, with regard to exceptions recited in a restriction, a Fund may only rely on an exception if its investment objective or policies otherwise permit it to rely on the exception.

TEMPORARY DEFENSIVE POSITIONS

Each fund may, for temporary defensive purposes, invest in any type of securities which the Sub-Adviser believes to be more conservative than the securities in which the Fund normally invests.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated for each Fund by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of that Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. For each of the fiscal years ended December 31, 1998 and 1999, the portfolio turnover rates for the Funds were as follows:



----------------------------------------------------------------------------------------------------------
                          Fund                      Portfolio Turnover Rate        Portfolio Turnover Rate
----------------------------------------------------------------------------------------------------------
                                                             1998                            1999
----------------------------------------------------------------------------------------------------------
         Brandes International Equity Fund (1)               116%                             19%
         Turner Core Growth Fund                             242%                            286%
         Frontier Capital Appreciation Fund                   68%                             75%
         Clifton Enhanced U.S. Equity Fund(2)                 50%                             69%
---------------------------------------------------------------------------

     (1) Brandes began to manage this Fund on July 1, 1998.
     (2) Clifton began to manage this Fund on May 1, 2000.


     High rates of portfolio turnover involve correspondingly greater expenses which must be borne by a Fund and may under certain circumstances make it more difficult for a Fund to qualify as a regulated investment company under the Internal Revenue Code.

                              MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS

     Overall responsibility for management and supervision of the Company rests with the Board of Directors. The Directors approve all significant agreements between the Company and the persons and companies that furnish services to the Company.

MANAGEMENT INFORMATION

     The Directors and officers of the Company are listed below together with their respective positions with the Company and a brief statement of their principal occupations during the past five years and any positions held with affiliates of the Company:


---------------------------------------------------------------------------------------------------------

                           Position(s)               Principal Occupation(s)
 Name, Address, and Age    Held with the Company     During Past 5 Years
---------------------------------------------------------------------------------------------------------
 Peter W. Mullin*           Director                 Chairman and Chief Executive Officer, Mullin
 Mullin Consulting Inc.                              Consulting, Inc. (insurance agency).
 644 South Figueroa St.
 Los Angeles, CA 90017
 (Born:  1/14/41)
---------------------------------------------------------------------------------------------------------
 Gerald Bidwell             Director                 President and Chief Executive Officer, Bidwell &
 209 SW Oak St.                                      Co. (discount brokerage firm).
 Portland, OR 97204
 (Born:  6/6/42)
---------------------------------------------------------------------------------------------------------
 Neil E. Goldschmidt        Director                 President, Neil Goldschmidt, Inc. (law firm).
 222 SW Columbia
 Suite 1850
 Portland, OR  97201
 (Born:  6/16/40)
---------------------------------------------------------------------------------------------------------
 Philip W. Halpern          Director                 Vice President and Chief Investment Officer, The
 1375 East 57th St.                                  University of Chicago, since July 21, 1998.
 Chicago, IL 60637                                   Treasurer and Chief Investment Officer, California
 (Born:  7/19/54)                                    Institute of Technology, September 1996 to July 1998.
                                                     Formerly, Chief Investment Officer, Washington State
                                                     Investment Board.
---------------------------------------------------------------------------------------------------------
 Daniel F. Byrne*           President                Senior Vice President, Product Development and
 (Born:  10/27/56)                                   Sales Support, of M Financial Group.
---------------------------------------------------------------------------------------------------------
 David W. Schutt*           Secretary and Treasurer  Secretary and Treasurer of M Life and Director
 (Born:  7/4/55)                                     of Finance for M Financial Group.
---------------------------------------------------------------------------------------------------------


* "Interested Person" of the Company for purposes of the 1940 Act. The address of Messrs. Byrne and Schutt is M Fund, Inc., River Park Center, 205 S.E. Spokane Street, Portland, Oregon 97202.

     There is no family relationship between any of the Directors or officers listed above.

     Each non-interested Director receives as compensation an annual retainer of $10,000 plus $500 per meeting of the Board or a committee of the Board which he attends.

     Directors and officers, as a group, owned less than 1% of each Fund as of December 31, 1999.

     During the year ended December 31, 1999, the Directors of the Company received the following compensation from the Company:


---------------------------------------------------------------------------------------------------------
                                                Pension or
                                                Retirement
                                                 Benefits                                     Total
                                                 Accrued             Estimated            Compensation
                              Aggregate         as Part of             Annual            from the Company
                             Compensation      the Company's       Benefits upon         and Fund Complex
Name of Person, Position  from the Company       Expenses           Retirement          Paid to Directors
---------------------------------------------------------------------------------------------------------
Peter W. Mullin                  $0                 $0                   $0                    $0
Director
---------------------------------------------------------------------------------------------------------
Gerald Bidwell                 $11,500              $0                   $0                  $11,500
Director
---------------------------------------------------------------------------------------------------------
Neil E. Goldschmidt            $11,500              $0                   $0                  $11,500
Director
---------------------------------------------------------------------------------------------------------
Philip W. Halpern              $11,500              $0                   $0                  $11,500
Director
---------------------------------------------------------------------------------------------------------


                       INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

     M Financial Investment Advisers, Inc. (the "Adviser") is the investment adviser of the Company and its Funds.

     The Adviser is controlled by M Financial Holdings Incorporated, which does business under the name M Financial Group ("M Financial Group"). M Financial Group is engaged in providing product development and marketing support services for participating insurance agents, who, collectively, own a majority of the outstanding stock of M Financial Group. M Financial Group receives from insurance carriers compensation based, in part, upon the volume of insurance premiums generated by its participating agents.

     The Adviser was organized on September 11, 1995. Although the Adviser is not primarily responsible for the daily management of the Funds, the Adviser oversees the management of the assets of the Funds by each of the Sub-Advisers. In turn, each Sub-Adviser is responsible for the day-to-day management of a specific Fund.

INVESTMENT ADVISORY AGREEMENT

     The Adviser has entered into an investment advisory agreement with the Company under which the Adviser assumes overall responsibility, subject to the ongoing supervision of the Company's Board of Directors, for administering all operations of the Company and for monitoring and evaluating the management of the assets of each of the Funds by the Sub-Advisers. The Adviser provides or arranges for the provision of the overall business management and administrative services necessary for the Company's operations and furnishes or procures any other services and information necessary for the proper conduct of the Company's business. The Adviser also acts as liaison among, and supervisor of, the various service providers to the Company, including the custodian, transfer agent, administrator, and accounting services agent. The Adviser is also responsible for overseeing the Company's compliance with the requirements of applicable law and with each Fund's investment objective, policies, and restrictions.

     The investment advisory agreement provides that the Adviser may render similar services to others (although there is no current intent for the Adviser to do so) so long as the services that it provides to the Company are not impaired thereby. The investment advisory agreement also provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Company, except for (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the investment advisory agreement, and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

     The current investment advisory agreement was initially approved for each Fund by the Board of Directors, including a majority of the Directors who are not parties to the investment advisory agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto (the "non-interested Directors"), on January 11, 2000. The current advisory agreement is dated May 1, 2000. It will remain in effect for one year from its effective date and from year to year thereafter, provided such continuance is specifically approved as to each Fund at least annually by (a) the vote of a majority of the outstanding voting securities of that Fund or by the Board of Directors, and (b) the vote of a majority of the non-interested Directors, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory agreement will terminate automatically if assigned (as defined in the 1940 Act). The investment advisory agreement is also terminable as to any Fund at any time by the Board of Directors or by vote of a majority of the votes attributable to outstanding voting securities of the applicable Fund (a) without penalty and
(b) on 60 days' written notice to the Adviser. The agreement is also terminable by the Adviser on 90 days' written notice to the Company.


As compensation for its services, the Adviser receives a fee (paid by the Funds) based on the average daily net assets of the applicable Fund at the following annual rates:


FUND                                        ADVISORY FEE
----                                        ------------
Brandes International Equity Fund           1.10% of first $10 million
                                            0.95% of next $10 million
                                            0.75% of next $30 million
                                            0.65% on amounts above $50 million

Turner Core Growth Fund                     0.45%

Frontier Capital Appreciation Fund          0.90%

Clifton Enhanced U.S. Equity Fund           0.40% of first $25 million
                                            0.35% on amounts above $25 million

For the years ended December 31, 1999, December 31, 1998 and December 31, 1997 respectively, the Funds incurred the following amounts as investment advisory fees payable to the Adviser: Brandes International Equity Fund, $229,744, $92,933, and $51,064; Turner Core Growth Fund, $98,552, $28,917,
and $13,152; Frontier Capital Appreciation Fund, $321,001, $211,960, and $79,263; Clifton Enhanced U.S. Equity Fund, $100,168, $58,138, and $18,371.

EXPENSES OF THE COMPANY

     The Company incurs certain operating and general administrative expenses in addition to the Adviser's fee. These expenses, which are accrued daily, include but are not limited to: taxes; expenses for legal and auditing services; costs of printing; charges for custody services; transfer agent fees, if any; expenses of redemption of shares; expense of registering shares under federal and state securities laws; accounting costs; insurance; dues of trade associations; interest; brokerage costs; and other expenses properly payable by the Company.

     In general, each Fund is charged for the expenses incurred in its operations as well as for a portion of the Company's general administrative expenses, allocated on the basis of the asset size of the respective Funds, or by the Board of Directors as appropriate. Expenses other than the Adviser's fee that are borne directly and paid individually by a Fund include, but are not limited to, brokerage commissions, dealer markups, taxes, custody fees, expenses of redemption, and other costs properly payable by the Fund. Expenses which are allocated among the Funds include, but are not limited to, Directors' fees and expenses, independent accountant fees, transfer agent fees, insurance costs, legal fees, and all other costs of operation properly payable by the Company.

     The Adviser has voluntarily undertaken to pay any such expenses (but not including the advisory fee, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses, as accrued for each Fund, exceed 0.25% of the Fund's estimated average daily net assets on an annual basis. In 1999, 1998 and 1997, respectively, the Adviser paid the following amounts on behalf of each
Fund: Brandes International Equity Fund $165,622, $200,780 and $176,933; Turner Core Growth Fund $153,568, $174,954 and $160,750; Frontier Capital Appreciation Fund $115,238, $141,932 and $150,764; Clifton Enhanced U.S. Equity Fund $150,413, $162,354 and $154,486. The Adviser has extended this same provision through December 31, 2000.

SUB-ADVISERS

The Adviser has retained the services of four Sub-Advisers to provide the day-to-day portfolio management for the Funds.

Brandes Investment Partners, L.P., Sub-Adviser to the Brandes Fund, is located at 12750 High Bluff Drive, San Diego, California. Brandes is a limited partnership controlled by its managing partners, Charles H. Brandes, Glenn R. Carlson, Jeffrey A. Busby, Brent V. Woods and Michael J. Bills.

Turner Investment Partners, Inc., Sub-Adviser to the Turner Fund, is located at 1235 Westlake Drive, Suite 350, Berwyn, Pennsylvania. Turner is 100% employee-owned.

Frontier Capital Management Company LLC, Sub-Adviser to the Frontier Fund, is located at 99 Summer Street, Boston, Massachusetts. Frontier is 30% owned by Frontier management and 70% indirectly owned by Affiliated Managers Group, Inc. ("AMG"), an asset management holding company located at Two International Place, 23rd Floor, Boston, Massachusetts 02110. As of December 31, 1999, AMG had 15 affiliates that collectively manage approximately $87 billion in assets.

The Clifton Group, Sub-Adviser to the Clifton Fund, is located at 309 Clifton Avenue, Minneapolis, Minnesota. Clifton is owned by its principals, Richard E. Ballsrud, Jack L. Hansen, Rosemary Janousek and Thomas B. Lee, and by VAM Holdings LLC, which owns 80% of Clifton. VAM Holdings LLC is, in turn, 100% owned by Dougherty Financial Group LLC, which is located at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota.

     As compensation for their services, each Sub-Adviser receives a fee (paid by the Adviser) based on the average daily net assets of the applicable Fund at the following annual rates:

---------------------------------------------------------------------------
                 FUND                           SUB-ADVISORY FEE
---------------------------------------------------------------------------
 Brandes International Equity Fund       0.95% on the first $10 million
                                         0.80% on the next $10 million
                                         0.60% on the next $30 million
                                         0.50% on amounts over $50 million
---------------------------------------------------------------------------
 Turner Core Growth Fund                              0.30%
---------------------------------------------------------------------------
 Frontier Capital Appreciation Fund                   0.75%
---------------------------------------------------------------------------
 Clifton Enhanced U.S. Equity Fund       0.25% on the first $25 million
                                         0.20% on amounts over $25 million
---------------------------------------------------------------------------

     Since they are paid by the Adviser, the sub-advisory fees form a portion of, and are not in addition to, the Advisory fees described in the Prospectus. For the years ended December 31, 1999, December 31, 1998 and December 31, 1997 respectively, the Adviser paid the Sub-Advisers the following sub-advisory fees:
Brandes International Equity Fund - $193,834, $79,813 and $43,770; Turner Core Growth Fund - $65,702, $19,297 and $8,768; Frontier Capital Appreciation Fund - $267,501, $176,737 and $66,054; Clifton Enhanced U.S. Equity Fund - $72,850,
$42,336 and $13,361.

     CHANGE OF SUB-ADVISERS. The Company and the Adviser have received an exemptive order from the SEC that permits the Adviser, with the approval of the Company's Board of Directors, to retain a different Sub-Adviser for a Fund without submitting the investment sub-advisory agreements to a vote of the Fund's shareholders. The Company will notify shareholders in the event of any change in the identity of the Sub-Adviser of a Fund.

     Brandes Investment Partners, L.P. replaced Edinburgh Fund Managers plc as the Sub-Adviser to the Brandes International Equity Fund effective July 1, 1998. At the same time, the Fund's name was changed from Edinburgh Overseas Equity Fund to Brandes International Equity Fund.

     The Clifton Group replaced Franklin Portfolio Associates LLC as the Sub-Adviser to the Clifton Enhanced U.S. Equity Fund effective May 1, 2000. At the same time, the Fund's name was changed from Enhanced U.S. Equity Fund to Clifton Enhanced U.S. Equity Fund.

DISTRIBUTOR

     M Holdings Securities, Inc. acts as the distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. The principal executive offices of the Distributor are located at River Park Center, 205 SE Spokane Street, Portland, Oregon 97202. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers ("NASD").

CUSTODIAN AND TRANSFER AGENT

     Pursuant to a custodian agreement and a transfer agency and service agreement with the Company, Investors Bank & Trust Company ("Investors Bank"), 200 Clarendon Street, Boston, MA 02116, holds the cash and portfolio securities of the Company as custodian and acts as the Company's transfer agent.

     Investors Bank is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, and receiving and collecting income from investments, making all payments covering expenses of the Company, all as directed by persons authorized by the Company. Investors Bank does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Company. Portfolio securities of the Funds purchased domestically are maintained in the custody of Investors Bank and may be entered into the Federal Reserve, Depository Trust Company, or Participant's Trust Company book entry systems. Pursuant to the custodian agreement, portfolio securities purchased outside the United States will be maintained in the custody of various other custodians or subcustodians, including foreign banks and foreign securities depositories, as are approved by the Board of Directors, in accordance with regulations under the 1940 Act.

ADMINISTRATOR

Pursuant to an Administration Agreement, Investors Bank provides certain administrative services to the Company, such as calculating each Fund's standardized performance information, preparing annual and semi annual reports to shareholders and the SEC, preparing each Fund's tax returns, monitoring compliance and performing other administrative duties.

For the year ended December 31, 1999, the Company paid Investors Bank the following custody and administration fees: Brandes Fund, $151,496; Turner Fund, $130,964; Frontier Fund, $125,443; Enhanced Fund, $117,252.

LEGAL COUNSEL

     Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2415, has provided advice to the Company with respect to certain matters relating to federal securities laws.

                      BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Sub-Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of the Adviser or the Sub-Advisers. Purchases and sales of certain portfolio securities on behalf of a Fund are frequently placed by a Sub-Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices.
Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

     In placing orders for portfolio securities of a Fund, its Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Sub-Advisers may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds, the Sub-Advisers and their affiliates, or other clients of the Sub-Advisers or their affiliates. Such research and investment services include statistical and economic data and research reports on particular companies and industries. Such services are used by the Sub-Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Funds, and the services furnished by such brokers may be used by the Sub-Advisers in providing investment sub-advisory services to the Funds.

     On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other advisory clients (including any other fund or other investment company or advisory account for which the Sub-Adviser or an affiliate acts as investment adviser), the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

     Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

     The Funds paid the following brokerage commissions for the years ended December 31, 1999, December 31, 1998 and December 31, 1997, respectively:
Brandes International Equity Fund - $64,215, $57,561 and $28,198; Turner Core Growth Fund - $124,933, $36,874 and $12,649; Frontier Capital Appreciation Fund - $92,560, $68,225 and $31,995; Clifton Enhanced U.S. Equity Fund - $18,375, $11,294 and $4,552.

                          CAPITAL STOCK AND OTHER SECURITIES

     The Company issues a separate class of shares for each Fund representing fractional undivided interests in that Fund. The Board of Directors has authority to divide or combine the shares of any Fund into greater or lesser numbers without thereby changing the proportionate beneficial interests in the Fund.

     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared for the respective class and, upon liquidation or dissolution, in net assets allocated to such class remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and nonassessable and have no preemptive or conversion rights.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal underwriting contracts and the election of Directors from the separate voting requirements of Rule 18f-2.

     Under normal circumstances, subject to the reservation of rights explained above, the Company will redeem shares of the Funds in cash within seven days. However, the right of a shareholder to redeem shares and the date of payment by the Company may be suspended for more than seven days for any period during which the NYSE is closed, other than the customary weekends or holidays, or when trading on the NYSE is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

     Under Maryland law, the Company is not required to hold annual shareholder meetings and does not intend to do so.

     At December 31, 1999, the ownership of each Fund was as follows:


-------------------------------------------------------------------------------------------------------------------------------
                                                  PERCENTAGE OF OWNERSHIP
-------------------------------------------------------------------------------------------------------------------------------
                                                            John Hancock Variable  Pacific Life
                                     M Life Insurance Co.   Life Insurance Co.     Insurance Co.
-----------------------------------------------------------------------------------------------------------
 Brandes International Equity Fund    7.1%                  63.8%                  29.1%
-----------------------------------------------------------------------------------------------------------
 Turner Core Growth Fund              5.5%                  49.8%                  44.7%
-----------------------------------------------------------------------------------------------------------
 Frontier Capital Appreciation Fund   4.9%                  64.3%                  30.8%
-----------------------------------------------------------------------------------------------------------
 Clifton Enhanced U.S. Equity Fund   11.2%                  29.4%                  59.4%
-----------------------------------------------------------------------------------------------------------


     The addresses of each of the 5% owners of the Funds' shares are as follows:

M Life Insurance Co., 205 SE Spokane Street, Portland, OR  97202
John Hancock Variable Life Insurance Company, 200 Clarendon Street,
Boston, MA 02116
Pacific Life Insurance Co., 700 Newport Center Drive, Newport Beach, CA 92660


                     PURCHASE, REDEMPTION AND PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

     The Board of Directors is responsible for determining in good faith the fair value of securities of each Fund. The price per share, and therefore the net asset value per share, in accordance with procedures adopted by the Board of Directors, is calculated by determining the net worth of each Fund (assets, including securities at market value or amortized cost value, minus liabilities) divided by the number of that Fund's outstanding shares. All securities are valued as of the close of regular trading on the NYSE. Each Fund will compute its net asset value once daily as of the close of such trading (usually 4:00 p.m., New York time). In addition, the Funds may compute their net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     Portfolio assets of the Funds are valued as follows:

     (a) securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation system ("Nasdaq") are valued at the last sale price on that exchange or Nasdaq on the valuation day; if no sale occurs, securities traded on a U.S. exchange or Nasdaq are valued at the mean between the closing bid and closing asked prices and securities traded principally on a foreign exchange will be valued at the official bid price (the last sale price and official bid price for securities traded principally on a foreign exchange will be determined as of the close of the London Foreign Exchange);

     (b) over-the-counter securities not quoted on Nasdaq are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices;

     (c) debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Sub-Adviser and approved by the Board of Directors if those prices are deemed by the Sub-Adviser to be representative of market values at the close of business of the NYSE;

     (d) all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by the Sub-Adviser to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors; and

     (e) debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost which approximates market value.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Directors.

     Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of business on each business day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days for the Company and days on which a Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of a majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's calculation of net asset value until the following business day, unless the Sub-Adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

     Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price a Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

                                  TAX INFORMATION

Each Fund intends to qualify each year under subchapter M of the Internal Revenue Code. If a Fund fails to so qualify it may be required to pay certain taxes.

SOURCES OF GROSS INCOME. To qualify for treatment as a regulated investment company, a Fund must, among other things, derive its income from certain sources. Specifically, in each taxable year, a Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies. For purposes of this test, gross income generally is determined without regard to losses from the sale or other disposition of stock or securities or other Fund assets.

DIVERSIFICATION OF ASSETS. To qualify for treatment as a regulated investment company, a Fund must also satisfy certain requirements with respect to the diversification of its assets. A Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets invested in cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of the Fund's assets may be invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. A Fund's investments in U.S. Government securities are not subject to these limitations. The foregoing diversification requirements are in addition to those imposed by the 1940 Act.

     Because the Company is established as an investment medium for variable annuity contracts and variable life insurance policies, Section 817(h) of the Internal Revenue Code imposes additional diversification requirements on each Fund. These requirements generally are that no more than 55% of the value of the assets of a Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each U.S. Government agency or instrumentality is treated as a separate issuer.


                            PERFORMANCE INFORMATION

     Performance figures for one or more of the Funds will not be disseminated directly to the public by the Company unless accompanied by appropriate disclosure regarding the performance of the separate accounts offered by the Participating Insurance Companies.

     The Company may from time to time quote or otherwise use average annual total return information for the Funds in advertisements, shareholder reports, and sales literature. Average annual total return values are computed pursuant to equations specified by the SEC.

     Average annual total return for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment in a Fund made at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period according to the following formula:

                   n
          P (1 + T)   = ERV

     Where  P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
          ERV = ending redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period

     This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     The Company also may from time to time quote or otherwise use year-by-year total return, cumulative total return and yield information for the Funds in advertisements, shareholder reports, and sales literature. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in a Fund (assuming all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     Yield is computed by dividing net investment income earned during a recent 30-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the price per share on the last day of the relevant period. The results are compounded on a bond-equivalent (semiannual) basis and then annualized. Net investment income per share is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     Any performance data quoted for a Fund will represent historical performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance data for the Funds will not reflect charges deducted under the Policies. If Policy charges were taken into account, such performance data would reflect lower returns.

     In addition, the Company may from time to time publish the performance of its Funds relative to certain performance rankings and indices. From time to time the Company may publish an indication of the Funds' past performance as measured by independent sources such as (but not limited to) Lipper Analytical Services, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Company may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Company may from time to time advertise its performance relative to certain indices and benchmark investments. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Company to calculate a Fund's performance figures.

     The Company may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Sub-Advisers' views as to markets, the rationale for a Fund's investments and discussions of a Fund's current asset allocation.

     From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

     Such performance data will be based on historical results and will not be intended to indicate future performance. The total return and yield of a Fund will vary based on market conditions, portfolio expenses, portfolio investments, and other factors. The value of a Fund's shares will fluctuate, and an investor's shares may be worth more or less than the investor's original cost upon redemption. The Company may also, at its discretion, from time to time make a list of a Fund's holdings available to investors upon request.



                             AVERAGE ANNUAL TOTAL RETURN

     These total return figures do not reflect any fees or charges deducted from the insurance company separate account or from the variable annuity or life insurance policies, which, if reflected, would result in lower total return figures.





---------------------------------------------------------------------------------------------------------------------
                                      Brandes International  Turner Core    Frontier Capital     Clifton Enhanced U.S
                                      Equity Fund**          Growth Fund    Appreciation Fund    Equity Fund***
---------------------------------------------------------------------------------------------------------------------
 For the one year ended 12/31/99              47.86%            40.11%           44.17%             26.07%
---------------------------------------------------------------------------------------------------------------------
 For the Period 1/4/96* to 12/31/99           14.78%            30.60%           23.64%             26.54%
---------------------------------------------------------------------------------------------------------------------

*The Funds commenced operations on January 4, 1996.

**On July 1, 1998, Brandes Investment Partners replaced Edinburgh Fund Managers as sub-adviser to the Fund.

***On May 1, 2000, The Clifton Group replaced Franklin Portfolio Associates as sub-adviser to the Fund.

                                  OTHER INFORMATION

CODES OF ETHICS

         Rule 17j-1 of the Investment Company Act of 1940, as amended, addresses conflicts of interest that arise from personal trading activities of investment company personnel. The rule requires funds and their investment advisers and principal underwriters to adopt a code of ethics and to report periodically to the Board of Directors on issues raised under its code of ethics. To assure compliance with these restrictions, the Company, the Adviser, the Sub-Advisers and the Distributor each have adopted and agreed to be governed by a code of ethics containing provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts with regard to the personal securities transactions of their employees. The codes of ethics of the Company, the Adviser, the Sub-Advisers and the Distributor permit covered employees to engage in personal securities transactions that avoid actual or potential conflicts of interest with the Funds.

         Information about these codes of ethics may be obtained by calling the Commission's Public Reference Room at 1-202-942-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009 or by electronic request at the following e-mail address: publicinfo@sec.gov.

FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP acts as the Company's independent public accountants. The Financial Statements for the Funds, which are contained in the Company's Annual Report to Shareholders, are incorporated by reference in this SAI.

COMPANY NAME

     The Company's Articles of Incorporation acknowledge that the Company adopted its name through permission of M Life Insurance Company, an affiliate of the Adviser. Under certain circumstances, the Company has agreed to eliminate the name "M" from its name upon request of M Life Insurance Company.

OTHER INFORMATION

     The Prospectus and this SAI do not contain all the information included in the registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including exhibits, may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI are parts, each such statement being qualified in all respects by such reference.

                                      APPENDIX A

                       DESCRIPTION OF CORPORATE BOND RATINGS 1/

      DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C:   Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonably up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

      DESCRIPTION OF STANDARD & POOR'S RATING SERVICE'S CORPORATE BOND RATINGS

INVESTMENT GRADE

     AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

     Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will like impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C: The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     N.R.:  Not rated.
_______________________

1/ The rating systems described herein are believed to be the most recent ratings systems available from Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Rating Service ("S&P") at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligations to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the Fund's fiscal year end.

                                      APPENDIX B

                       DESCRIPTION OF COMMERCIAL PAPER RATINGS


                 COMMERCIAL PAPER - MOODY'S INVESTORS SERVICE. INC.

     "PRIME-1.- Commercial paper issuers related Prime-1 are judged to be one of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     "PRIME-2. - Issuers in the Commercial Paper market rated Prime-2 are high quality. Protection for short-term holders is assured with liquidity and value of current assets as well as cash generation in sound relationship to current indebtedness. They are rated lower than the best commercial paper issuers because margins of protection may not be as large or because fluctuations of protective elements over the near or immediate term may be of greater amplitude. Temporary increases in relative short and overall debt load may occur. Alternative means of financing remain assured.

     "PRIME-3" - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                COMMERCIAL PAPER - STANDARD & POOR'S RATINGS SERVICE

     "A" - Issues assigned this highest rate are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

     "A-1" - This designation indicates that the degree of safety regarding timely payment is very strong.

     "A-2" - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated "A-1".

     "A-3" - Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

                                     PART C
                                OTHER INFORMATION


ITEM 23.  EXHIBITS.

(a)   Articles of Incorporation of M Fund, Inc.(1)

(b)   By-Laws of M Fund, Inc.(1)

(c)   Not applicable.

(d1) Investment Advisory Agreement between M Fund, Inc. and M Financial Investment Advisers, Inc(6)

(d2) Investment Sub-Advisory Agreement between M Financial Investment Advisers, Inc. and Brandes Investment Partners LP(6)

(d3) Investment Sub-Advisory Agreement between M Financial Investment Advisers, Inc. and Turner Investment Partners, Inc.(4)

(d4) Investment Sub-Advisory Agreement between M Financial Investment Advisers, Inc. and Frontier Capital Management Company, LLC(6)

(d5) Investment Sub-Advisory Agreement between M Financial Investment Advisers, Inc. and The Clifton Group(6)

(e) Principal Underwriting Agreement between M Fund, Inc. and M Holdings Securities, Inc.(5)

(f)   Not applicable.

(g)   Custodian Agreement between M Fund, Inc. and Investors Bank & Trust
Company(2)

(h1) Transfer Agency and Service Agreement between M Fund, Inc. and Investors Bank & Trust Company(2)

(h2) Administration Agreement between M Fund, Inc. and Investors Bank & Trust Company(2)

(i1) Opinion and consent of counsel as to the Legality of the Securities Being Issued(2)

(i2)  Consent of Sutherland, Asbill & Brennan LLP(4)

(j)   Consent of PricewaterhouseCoopers LLP(6)

(k)   Not applicable.

(l)   Not applicable.

(m)   Not applicable.

(n)   Not applicable.

(p1)  Code of Ethics of M Fund, Inc.(6)

(p2)  Code of Ethics of M Financial Investment Advisers, Inc.(6)

(p3)  Code of Ethics of M Holdings Securities, Inc.(6)

(p4)  Code of Ethics of Brandes Investment Partners, LP(6)

(p5)  Code of Ethics of Turner Investment Partners, Inc.(6)

(p6)  Code of Ethics of Frontier Capital Management Company LLC(6)

(p7)  Code of Ethics of The Clifton Group(6)

(q)   Powers of Attorney(2)
-------------------------------------

(1)Incorporated herein by reference to Registrant's initial registration statement filed with the SEC on August 7, 1995.

(2)Incorporated herein by reference to the Pre-Effective Amendment No. 1 to Registrant's initial registration statement filed with the SEC on December 21, 1995.

(3)Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant's initial registration statement filed with the SEC on February 26, 1997.

(4)Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant's initial registration statement filed with the SEC on February 27, 1998.

(5)Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant's initial registration statement filed with the SEC on February 26, 1999.

(6)Filed herein.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH M FUND, INC.

         M Fund, Inc. does not concede that it is controlled by its investment adviser. Nevertheless, in the event of such control, the following would be under common control.

         M Financial Investment Advisers, Inc. (the "Adviser"), M Holding Securities, Inc. and M Life Insurance Company, each Colorado corporations, are controlled by M Financial Holdings Incorporated, doing business as "M Financial Group". See "MANAGEMENT - Investment Adviser" in Part A.

ITEM 25.  INDEMNIFICATION.

Article X, "Indemnification", of the Articles of Incorporation of M Fund, Inc. provides as follows:

                  The Corporation shall indemnify its officers and directors to the fullest extent permitted by law.

         Article VIII, "Indemnification", of the By-Laws of M Fund, Inc. provides as follows:

                      Section 1. Every person who is or was a director, officer or employee of the Corporation or of any other corporation which he or she served at the request of the Corporation and in which the Corporation owns or owned shares of capital stock or of which it is or was a creditor shall have a right to be indemnified by the Corporation to the full extent permitted by applicable law, against all liability, judgments, fines, penalties, settlements and reasonable expenses incurred by him in connection with or resulting from any threatened or actual claim, action, suit or proceeding, whether criminal, civil, or administrative, in which he or she may become involved as a party or otherwise by reason of being or having been a director, officer or employee, except as provided in Article VIII, Sections 2 and 3 of these By-laws.

                      Section 2. DISABLING CONDUCT. No such director, officer or employee shall be indemnified for any liabilities or expenses arising by reason of "disabling conduct", whether or not there is an adjudication of liability. "Disabling conduct" means willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office.

                      Whether any such liability arose out of disabling conduct shall be determined: (a) by a final decision on the merits (including, but not limited to, a dismissal for insufficient evidence of any disabling conduct) by a court or other body, before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not eligible for indemnity because the liability arose by reason of disabling conduct; or (b) in the absence of such a decision, by a reasonable determination, based upon a review of the facts, that such person was not eligible for indemnity because the liability arose by reason of disabling conduct, (i) by the vote of a majority of a quorum of directors who are neither interested persons of the Corporation nor parties to the action, suit, or proceeding in question ("disinterested, non-party directors"), or (ii) by independent legal counsel in a written opinion if a quorum of disinterested, non-party directors so directs or if such quorum is not obtainable, or (iii) by majority vote of the stockholders of the Corporation, or (iv) by any other reasonable and fair means not inconsistent with any of the above.

                      The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that any liability or expense arose by reason of disabling conduct.

                      Section 3. DIRECTORS' STANDARDS OF CONDUCT. No person who is or was a director shall be indemnified under this Article VIII for any liabilities or expenses incurred by reason of service in that capacity if an act or omission of the director was material to the matter giving rise to the threatened or actual claim, action, suit or proceeding; and such act or omission constituted disabling conduct.

                      Section 4. EXPENSES PRIOR TO DETERMINATION. Any liabilities or expenses of the type described in Article VIII, Section 1 may be paid by the Corporation in advance of the final disposition of the claim, action, suit or proceeding, as authorized by the directors in the specific case, (a) upon receipt of a written affirmation by the indemnitee of his or her good faith belief that his or her conduct met the standard of conduct necessary for indemnification as authorized by this Article VIII, Section 2; (b) upon receipt of a written undertaking by or on behalf of the indemnitee to repay the advance, unless it shall be ultimately determined that such person is entitled to indemnification; and (c) provided that (i) the indemnitee shall provide security for that undertaking, or (ii) the Corporation shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of disinterested, non-party directors, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe the indemnitee ultimately will be found entitled to indemnification.

                      A determination pursuant to subparagraph (c) (iii) of this
         Article VIII, Section 40 shall not prevent the recovery from any indemnitee of any amount advanced to such person as indemnification if such person is subsequently determined not to be entitled to indemnification; nor shall a determination pursuant to said subparagraph prevent the payment of indemnification if such person is subsequently found to be entitled to indemnification.

                      Section 5. Provisions Not Exclusive. The indemnification provided by this Article VIII shall not be deemed exclusive of any rights to which those seeking indemnification may be entitled under any law, agreement, vote of stockholders, or otherwise.

                      Section 6. GENERAL. No indemnification provided by this Article shall be inconsistent with the 1940 Act or the Securities Act of 1933. Any indemnification provided by this Article shall continue as to a person who has ceased to be a director, officer, or employee, and shall inure to the benefit of the heirs, executors and administrators of such person. In addition, no amendment, modification or repeal of this Article shall adversely affect any right or protection of an indemnitee that exists at the time of such amendment, modification or repeal.

                                 *      *      *

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to Directors, officers and controlling persons of M Fund, Inc. pursuant to the foregoing provisions, or otherwise, M Fund, Inc. has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by M Fund, Inc. of expenses incurred or paid by a Director, officer or controlling person of M Fund, Inc. in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, M Fund, Inc. will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Any other business, profession, vocation or employment of a substantial nature in which each investment adviser of M Fund, Inc. and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in each investment adviser's Form ADV as currently on file with the SEC, the text of which is hereby incorporated by reference.

          INVESTMENT ADVISER                            FILE NO.
          ------------------                            --------

          M Financial Investment Advisers, Inc.         801-50553
          Brandes Investment Partners LP                801-24896
          Turner Investment Partners, Inc.              801-36220
          Frontier Capital Management Company, LLC      801-15724
          The Clifton Group                             801-8809


ITEM 27.  PRINCIPAL UNDERWRITERS.

(a) M Holdings Securities, Inc. acts as the distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. The principal executive offices of the Distributor are located at River Park Center, 205 SE Spokane Street, Portland, Oregon 97202. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers ("NASD").

(b) Set forth below are the names, principal business addresses and positions of each director and officer of M Holdings Securities, Inc. Unless otherwise noted, the principal business address of these individuals is 205 SE Spokane Street, Portland, Oregon 97202. Unless otherwise specified, none of the officers and directors of M Holdings Securities, Inc. serve as officers and directors of the Funds.

-------------------------------------------------------------------------------------------------------
                                 POSITIONS AND OFFICES WITH                POSITIONS AND OFFICES
NAME                             M HOLDINGS SECURITIES, INC.               WITH M FUND, INC.
----                             ---------------------------               -----------------
-------------------------------------------------------------------------------------------------------
Bridget McNamara                 Director and  President                   None
-------------------------------------------------------------------------------------------------------
Tom Spitzer                      Director                                  None
-------------------------------------------------------------------------------------------------------
Ron Stockfleth                   Director                                  None
-------------------------------------------------------------------------------------------------------
Connie Elmore                    Director                                  None
-------------------------------------------------------------------------------------------------------
Daniel Byrne                     Director                                  President
-------------------------------------------------------------------------------------------------------
David Schutt                     Treasurer and Secretary                   Treasurer and Secretary
-------------------------------------------------------------------------------------------------------
JoNell Hermanson                 Compliance Officer                        Compliance Officer
-------------------------------------------------------------------------------------------------------


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder by M Fund, Inc. will be maintained by the following offices of M Fund, Inc. or Investors Bank & Trust Company:

M Fund, Inc.                                Investors Bank & Trust Company
River Park Center                           ATTN:  Mutual Fund Administration
205 S.E. Spokane Street                     200 Clarendon Street
Portland, Oregon 97202                      Boston, Massachusetts 02116


ITEM 29.  MANAGEMENT SERVICES.

Not applicable.

ITEM 30.  UNDERTAKINGS.

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to its Registration Statement (the "Registration Statement") to be signed on its behalf by the undersigned, duly authorized, in the City of Portland, and State of Oregon on the 29th day of February, 2000.

                                         M FUND, INC.

                                         By:  /s/ Daniel F. Byrne
                                              --------------------
                                         Daniel F. Byrne,
                                         President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on February 29, 2000.

SIGNATURE                        TITLE
---------                        -----

/s/ David W. Schutt              Secretary and Treasurer
------------------------         (Principal Financial and Accounting Officer)
David W. Schutt

      *
------------------------
Peter W. Mullin                  Director

      *
------------------------
Philip Halpern                   Director

      *
------------------------
Neil Goldschmidt                 Director

      *
------------------------
Gerald Bidwell                   Director



*Executed by      /s/ Daniel F. Byrne
                  -----------------------
                  Daniel F. Byrne
                  on behalf of those indicated pursuant
                  to Powers of Attorney.

                                  EXHIBIT INDEX


EXHIBIT NO.                          DESCRIPTION

(d1) Investment Advisory Agreement between M Fund, Inc. and M Financial Investment Advisers, Inc.

(d2 ) Investment Sub-Advisory Agreement between M Financial Investment Advisers, Inc. and Brandes Investment Partners LP

(d4) Investment Sub-Advisory Agreement between M Financial Investment Advisers, Inc. and Frontier Capital Management Company, LLC

(d5) Investment Sub-Advisory Agreement between M Financial Investment Advisers, Inc. and The Clifton Group

(j)               Consent of PricewaterhouseCoopers LLP

(p1)              Code of Ethics of M Fund, Inc.

(p2)              Code of Ethics of M Financial Investment Advisers, Inc.

(p3)              Code of Ethics of M Holdings Securities, Inc.

(p4)              Code of Ethics of Brandes Investment Partners, LP

(p5)              Code of Ethics of Turner Investment Partners, Inc.

(p6)              Code of Ethics of Frontier Capital Management Company, LLC

(p7)              Code of Ethics of The Clifton Group